UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Sadot Group Inc.

(Name of Registrant as Specified I Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sadot Group Inc.

295 E. Renfro Street, Suite 300

Burleson, Texas 76028

February 23, 2026

Dear Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Sadot Group Inc., which will be held on April 13, 2026, beginning at 10:00 a.m., Central Time virtually via live webcast at https://www.meetnow.global/MA9TRCZ.

We have sent stockholders of record at the close of business on February 17, 2026 the Proxy Materials including our Proxy Statement and Annual Report and instructions on how to vote online.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the annual meeting. Please vote electronically over the Internet, by telephone or if, you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Sadot Group Inc. We look forward to seeing you at the annual meeting.

To be admitted to the Annual Meeting you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may attend the Annual Meeting, and you will be able to vote your shares electronically and submit questions during the live webcast by logging in at https://www.meetnow.global/MA9TRCZ using the 16-digit control number included in your proxy materials. Online check-in will begin at 9:45 a.m. Central Time on the meeting date. We recommend that you log in at least 15 minutes before the meeting start time.

Proxy materials are being first released or mailed on or about February 23, 2026, to all shareholders entitled to vote at the Annual Meeting.

/s/ Chagay Ravid
Chagay Ravid
Chief Executive Officer and Director

Sadot Group Inc.

295 E. Renfro Street, Suite 300

Burleson, Texas 76028

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ONAPRIL 13, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sadot Group Inc., a Nevada corporation, will be held on April 13, 2026, at 10:00 a.m., Central Time at virtually via live webcast at https://www.meetnow.global/MA9TRCZ.

The Annual Meeting is being held to consider the following proposals:

1.	to elect the five (5) directors named in this Proxy Statement to hold office until our 2026 Annual Meeting of Stockholders and until their respective successor has been duly elected and qualified;

2.	to ratify, the appointment of Kreit & Chiu CPA LLP (“Kreit”) as our independent registered public accounting firm for 2025;

3.	to approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000;

4.	to approve our 2025 Equity Incentive Plan;

5.	to approve of the issuance of shares of common stock to Helena Global Investment Opportunities I Ltd. (“Helena”) pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”) with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635;

6.	to approve of the issuance of shares of common stock to Target Capital 12, LLC and Secure Net Capital (“December 2024 Purchasers”) upon the conversion of an aggregate of $3.75 million principal amount of convertible senior notes due in 2025 (the “December 2024 Notes”) with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635;

7.	to approve of the issuance of shares of common stock to Target Capital 1, LLC (“October 2024 Purchaser”) upon the conversion of an aggregate of $1.375 million principal amount of convertible promissory note due in 2025 (the “October 2024 Note”) with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635;

8.	to approve of the issuance of 793,000 shares of common stock to Aggia LLC FZ (“Aggia”) pursuant to the Settlement Agreement and Mutual Release entered between the Company and Aggia dated November 20, 2025 in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635; and

9.	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on February 17, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

All stockholders are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the virtual meeting, please vote as promptly as possible by following the instructions in the Proxy Statement in order to ensure your representation at the meeting. You may attend the virtual meeting, vote your shares electronically, and submit questions during the live webcast by visiting https://www.meetnow.global/MA9TRCZ and entering the 16-digit control number included in your proxy materials. Online access will open at 9:45 a.m. Central Time on the meeting date.

If you do not plan on attending the virtual Annual Meeting, please vote via internet (preferred), telephone, or by dating and signing the enclosed proxy card and returning it in the envelope provided.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed on or about February 23, 2026 to all stockholders entitled to vote at the Annual Meeting. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each record stockholder, we may furnish proxy materials by providing internet access to those documents. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card.

By Order of the Board of Directors

/s/ Chagay Ravid
Burleson, Texas	Chagay Ravid
February 23, 2026	Chief Executive Officer and Director

This Proxy Statement is first being distributed or made available, as the case may be, on or about February 23, 2026.

This Proxy Statement and our Annual Report are available free of charge in accordance with the Notice, proxy card, or voter instruction form you receive.

TABLE OF CONTENTS

Page
General Information About the Annual Meeting and Voting	5
Proposal No. 1 Election of Directors	13
Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm	18
Proposal No. 3 Approval of an Amendment of the Company’s Articles of Incorporation to Increase the Number of Shares of Common Stock from 2,000,000 to 250,000,000	19
Proposal No. 4 Approval of our 2025 Equity Incentive Plan	21
Proposal No. 5 Approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	27
Proposal No. 6 Approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	30
Proposal No. 7 Approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	33
Proposal No. 8 Approval of the issuance of 793,000 shares of common stock to Aggia LLC FZ pursuant to the Settlement Agreement and Mutual Release entered between the Company and Aggia dated November 20, 2025 in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	35
Executive Compensation	38
Security Ownership of Certain Beneficial Owners and Management	50
Certain Transactions with Related Persons	51
Stockholder Proposals and Director Nominations	54
Other Matters	55
Householding	55
2024 Annual Report	55

Sadot Group Inc.

295 E. Renfro Street, Suite 300

Burleson, Texas 76028

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 13, 2026

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Sadot Group Inc. (the “Company,” “Sadot Group,” “we,” “us,” or “our”), in connection with our 2025 annual meeting of stockholders (the “Annual Meeting”).

EXPLANATORY NOTE

On September 9, 2025, the Company filed a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State to effect a reverse stock split of the Company’s common stock at a ratio of one-for-ten (the “Reverse Stock Split”), which became effective 12:01 am eastern on September 15, 2025. As a result of the Reverse Stock Split, every 10 shares of the Company’s common stock issued and outstanding on the effective date were consolidated into one issued and outstanding share. There was no change in the par value of our common stock. Our Common Stock began trading on the Nasdaq Capital Market on a post-reverse split basis at the open of business on September 15, 2025. All information in this Proxy Statement gives effect to the Reverse Stock Split and all share amounts and exercise or conversion prices have been adjusted to reflect the Reverse Stock Split.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on April 13, 2026 at 10:00 a.m., Central Time at virtually via live webcast at https://www.meetnow.global/MA9TRCZ.

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: Election of the director nominees listed in this Proxy Statement.

●	Proposal No. 2: Ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

●	Proposal No. 3: The approval of an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000

●	Proposal No. 4: The approval of our 2025 Equity Incentive Plan.

●	Proposal No. 5: Approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	Proposal No. 6: Approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	Proposal No. 7: Approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	Proposal No. 8: Approval of the issuance of 793,000 shares of common stock to Aggia LLC FZ (“Aggia”) pursuant to the Settlement Agreement and Mutual Release entered between the Company and Aggia dated November 20, 2025 (the “Aggia Agreement”)

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each stockholder, we are furnishing proxy materials via the Internet under SEC rules known as “Notice and Access.” This delivery procedure reduces both the costs and the environmental impact of sending our proxy materials to our stockholders, allows more efficient delivery of such materials to stockholders, and lowers the administrative costs of printing and mailing such materials. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote in person.

Stockholders who receive a Notice of Internet Availability will be able to access the proxy materials at https://www.investorvote.com/SDOT. The Notice will contain instructions on how to:

●	view our proxy materials for the Annual Meeting, including the Proxy Statement and our Annual Report, on the Internet (free of charge);

●	request printed copies of the proxy materials (free of charge) by telephone, email, or over the Internet; and

●	instruct us to send future proxy materials to you by email.

You may request a free copy of the proxy materials by:

●	calling toll-free 1-866-641-4276; or

●	visiting https://www.investorvote.com/SDOT and following the instructions.

We will send (via email or first-class mail) a paper or electronic copy of the proxy materials within three business days after receiving your request. We will continue to send you paper copies of the proxy materials for future annual meetings unless you revoke this request. If you received paper copies of our proxy materials and wish to receive all future proxy materials electronically, please follow the electronic delivery instructions on https://www. investorvote.com/SDOT. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual stockholder meetings. The proxy materials will remain available on www.proxyvote.com for at least one year after the conclusion of the Annual Meeting. For stockholders receiving a Notice of Internet Availability, to attend the virtual Annual Meeting, vote your shares electronically, or submit questions during the live webcast, you must use the 16-digit control number included in the Notice. This control number is required to access the meeting platform at https://www.meetnow.global/MA9TRCZ. Please have your control number available when accessing the website, and log in at least 15 minutes before the 10:00 a.m. Central Time start time to allow for check-in.

Please refer to the Notice, proxy card, or voter instruction form you received for specific instructions.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement was filed with the SEC, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024; and

●	if you requested printed versions of these materials by mail, these materials also include the proxy card or vote instructions for the Annual Meeting.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on February 17, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the record date, there were 1,849,080 shares of our common stock (on a post reverse split basis) and 10,000 shares of Series A Preferred Stock issued and outstanding and entitled to vote. The terms of the Series A Preferred Stock are set forth in the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) filed with the Nevada Secretary of State on February 11, 2026. Each share of Series A Preferred Stock has a stated value of $14.5244. The Series A Preferred Stock is not convertible into common stock. The holder is entitled to vote on an as-converted basis, with each share carrying 14.5244 votes (assuming a $1.00 conversion price for voting purposes), for an aggregate of 145,244 votes across all 10,000 shares. On September 9, 2025, the Company filed a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State to effect a reverse stock split of the Company’s common stock at a ratio of one-for-ten (the “Reverse Stock Split”), which became effective 12:01 am eastern on September 15, 2025. As a result of the Reverse Stock Split, every 10 shares of the Company’s common stock issued and outstanding on the effective date were consolidated into one issued and outstanding share. There was no change in the par value of our common stock. Our Common Stock began trading on the Nasdaq Capital Market on a post-reverse split basis at the open of business on September 15, 2025. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of one-third in voting power of our capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, in accordance with the Notice, proxy card, or voter instruction form you receive.

You may attend and vote at the Annual Meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Central Time, on April 12, 2026.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual stockholder meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders conducted via live webcast. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can attend, vote, and submit questions at the virtual Annual Meeting by visiting http:// www.meetnow.global/MA9TRCZ and entering the 16-digit control number included with your proxy materials. Online access will begin at 9:45 a.m. Central Time.

How does the Board recommend that I vote?

The Board recommends that you vote:

●	FOR the nominees to the Board set forth in this Proxy Statement.

●	FOR the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

●	FOR the approval of an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000.

●	FOR the approval of the 2025 equity incentive plan.

●	FOR the approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	FOR the approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	FOR the approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	FOR the approval of the issuance of 793,000 shares of common stock to Aggia pursuant to the Aggia Agreement

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR THE NOMINEE” “WITHHOLD AUTHORITY FOR THE NOMINEE”	None(1)	No(3)

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No. 3: Adoption of amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000	The affirmative vote of a majority of the total possible votes represented by the Company’s common stock outstanding as of the record date .	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No. 4: Adoption of the 2025 Equity Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No. 5: Adoption of the approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No 6: Adoption of approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No 7: Adoption of the approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No 8: Adoption of the approval of the issuance of 793,000 shares of common stock to Aggia pursuant to the Aggia Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Can revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than April 12, 2026;

●	by telephone by dialing 1-866-641-4276 using a touchtone telephone and following the recorded instructions

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Central time, on April 12, 2026;

●	submitting a properly signed proxy card with a later date that is received no later than April 12, 2026; or

●	attending the Annual Meeting, revoke your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Size and Structure

Our board of directors currently consists of five (5) directors. We have nominated the below five (5) directors to serve for the following year. Our articles of incorporation, as amended, provides that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Nominees for Director

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

The following pages contain certain biographical information as of November 2, 2025 for each nominee for director, including all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

Chagay Ravid. Mr. Ravid has over three decades of experience in global finance, investment banking, and strategic advisory roles. From December 2022 to December 2024, Mr. Ravid served as the Chief Financial Officer of Seamless Group Inc. (NASDAQ: CURR), where he was instrumental in preparing and approving SEC filings, including S-4, S-1, and Super 8-K forms, as well as interfacing with boards and negotiating promissory notes and investment bank agreements in connection with a de-SPAC transaction. Prior to that, Mr. Ravid was the CEO of Cukierman & Company Investment House Ltd., one of Israel’s leading cross-border advisory firms, from 2006 to 2022. During his tenure, he led strategic M&A transactions and capital raises totaling over $5 billion, managed multi-sector departments including TMT, Fintech, Healthcare, and Energy, and lived in Shanghai from 2015 to 2018 to oversee the firm’s China operations. His leadership included organizing major investment conferences in Shanghai, Hong Kong, Foshan, and Jinan, and he was honored as an Honorary Citizen of Changzhou in 2015 for his role in developing a technology park. Earlier in his career, Mr. Ravid held executive and partnership roles at MBI in Tel Aviv, Twin Triangle Financial in Los Angeles, and served as a loan officer and credit committee member at Bank Leumi’s Los Angeles office. He holds an MBA from Rutgers University and a Bachelor’s degree from the Hebrew University. Mr. Ravid is the Director and a shareholder of Newton Incorporation Limited which was engaged for investor relations purposes by the Company. Other than as disclosed herein, there are no arrangements or understandings between Mr. Ravid and any other person pursuant to which Mr. Ravid was selected as an officer of the Company and Mr. Ravid has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Ravid does not have any family relationship with any director or executive officer of the Company.

Sean Schnapp. Mr. Schnapp is an experienced finance professional with over 10 years of experience in strategic financial roles, including several years with publicly traded companies. He currently serves as the Director of Finance at DarioHealth Corp. (Nasdaq: DRIO), where he has been employed since 2021. In this role, he leads financial planning, reporting, M&A integration, and corporate finance initiatives. Prior to assuming this position, he served as the Company’s Corporate Controller, where he was responsible for managing financial reporting, internal controls, and audit readiness. Before joining DarioHealth, from 2019 to 2021, Mr. Schnapp held a finance role at the Edmond de Rothschild Group (Caesarea Development Corporation), where he oversaw group-level financial operations, investment analysis, and strategic planning initiatives. Mr. Schnapp began his career at Deloitte, where he worked from 2015 to 2018 as a CPA, auditing public and private companies across various industries and gaining substantial experience in financial reporting, regulatory compliance, and internal controls. He holds a bachelor’s degree in accounting and economics from Ono Academic College and is a certified public accountant in Israel. Based on his accounting and finance experience and due to the fact that he has held senior-level executive positions with multi-national organizations, we have deemed Mr. Schnapp a fit to serve on the Board.

Alexander David. Mr. David is a business development consultant and operational strategist with more than ten years of experience advising companies on growth and transformation initiatives. From 2023 to 2025, Mr. David provided consulting services to multiple privately held small businesses, focusing on operational efficiency and strategic growth. From 2019 to 2023, he served as a scientific advisor and strategic business development consultant to a small-scale biotechnology startup. From 2016 to 2019, he was engaged as a consultant by Pfizer Inc., where he contributed to preclinical drug development and operational scalability initiatives. Mr. David studied to earn a Bachelor of Science in Biomedical Engineering at Carnegie Mellon University and later completed additional coursework in Computer Science at the University of California, Los Angeles. Based on his global management experience and due to the fact that he has held senior-level executive positions with multi-national organizations, we have deemed Mr. David a fit to serve on the Board.

Liat Franco. Liat Franco is a licensed attorney admitted to the bars of New York (2003), California (2004) and Israel (2009). She holds a B.A., magna cum laude, in Communication from the University of California at Los Angeles (2000), a J.D. from UCLA School of Law (2003), an LL.M. in Law and Technology from the University of Haifa (2011) and a Ph.D. in Law from the University of Haifa (2018). Since 2020, Ms. Franco has served as a Lecturer at Zefat Academic College, School of Law. From 2010 to 2017, she was a Teaching Fellow at Carmel Academic College, School of Law and a Teaching Assistant at the University of Haifa, Faculty of Law (2014). She has developed and led academic programs, including the College Mentoring Program and management of legal databases. Ms. Franco is an expert in cyber law, children’s rights in the digital age, intellectual property and related fields. She is the author of a Ph.D. dissertation on “Cyberbullying, an Evolving Phenomenon Amongst Children and Youth—Demands Reframing Local and International Law” and numerous peer-reviewed publications in leading journals, including the Washburn Law Journal, Penn State Journal of Law & International Affairs, Santa Clara Journal of International Law and others. She serves as a reviewer for the International Journal of Bullying Prevention (Springer). Based on her extensive legal experience, we have deemed Ms. Franco a fit to serve on the Board.

Yuriy Shirinyan. Yuriy Shirinyan is a seasoned senior-level security specialist with 16 years of experience working within fast-paced and high-threat environments in the U.S. and overseas. He holds an active U.S. Department of State Top Secret Security Clearance. From April 2015 to March 2019, Mr. Shirinyan served as a High Threat Protective Specialist at Triple Canopy-Basra / Global Integrated Security in Iraq (U.S. Consulate), including roles as High Threat Senior Guard Shift Supervisor (2011-2015) and Senior Content/Executive Protection Supervisor (2005-2010). From July 2010 to September 2011, he was a High Threat Senior Guard Shift Supervisor at Armor Group North America in Kabul, Afghanistan (U.S. Embassy). Mr. Shirinyan is a veteran of the United States Marine Corps, where he completed a deployment to Iraq in support of Operation Iraqi Freedom and received numerous awards, including the Purple Heart and Combat Action Ribbon. He holds a Bachelor of Arts in Homeland Security from American Military University and is POST-certified Firearms Instructor with extensive training in protective operations, counter-terrorism, tactical medicine and more. He is fluent in Russian and proficient in Armenian. Based on his global experience and due to the fact that he has held senior-level management positions in critical high pressure industries, we have deemed Mr. Shirinyan a fit to serve on the Board.

Information Concerning the Board and Corporate Governance

Meetings of the Board of Directors

The board of directors met five times during the fiscal year ended December 31, 2024. The audit committee met five times, the compensation committee met five times and the nominating and corporate governance committee met five times. Each member of the board of directors, attended at least 80% of the aggregate number of meetings of our board of directors, provided that two directors, which have resigned, only attended at least 60%. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory.

Board Leadership Structure and Board’s Role in Risk Oversight

Liat Franco is currently our Chairperson. The Chairperson has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairperson has substantial ability to shape the work of our Board. We currently believe that separation of the roles of Chairperson and Chief Executive Officer ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, following the qualification of the offering, the Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. The audit committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our system-wide restaurant growth, brand awareness and menu offerings. Our Compensation Committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. While our board of directors is responsible for monitoring and assessing strategic risk exposure, our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our nominating and governance committee monitors the effectiveness of our corporate governance policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Independence of Board of Directors and its Committees

Our stock (symbol: SDOT) is listed on the NASDAQ capital market. Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s board of directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our board of directors currently consists of five (5) members. Our board of directors has determined that Sean Schnapp, Alexander David, Liat Franco and Yuriy Shirinyan, qualify as independent directors in accordance with the Nasdaq Capital Market (“Nasdaq”) listing requirements. Chagay Ravid is not considered independent. Nasdaq’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Committees of the Board of Directors

The Board of Directors has already established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), and a Nominating and Corporate Governance Committee (“Governance Committee”). The composition and function of each committee are described below.

Audit Committee

The Audit Committee has three members, including Sean Schnapp (Chairperson and audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K), Liat Franco and Alexander David. Mr. Schnapp serves as the chairman of the Audit Committee and satisfies the definition of “audit committee financial expert”.

Our Audit committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services; and

●	establish procedures for complaints received by us regarding accounting matters; oversee internal audit functions, if any.

Compensation Committee

The Compensation Committee has two members, including Alexander David (Chairperson) and Liat Franco. Mr. David serves as the chairman of the Compensation Committee.

Our Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management;

●	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administer our stock incentive and purchase plans;

●	oversee the evaluation of the Board of Directors and management; and

●	review the independence of any compensation advisers.

Nominating and Corporate Governance Committee

The Governance Committee has two members, including Liat Franco (Chairperson) and Yuriy Shirinyan. Ms. Franco serves as the chairman of the Governance Committee.

The functions of our Governance Committee, among other things, include:

●	identifying individuals qualified to become board members and recommending director;

●	nominees and board members for committee membership;

●	developing and recommending to our board corporate governance guidelines;

●	review and determine the compensation arrangements for directors; and

●	overseeing the evaluation of our board of directors and its committees and management.

Our goal is to assemble a Board that brings together a variety of skills derived from high quality business and professional experience.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee, at any time, has been one of our officers or employees. Except for Mr. Ravid, none of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, please see “Certain Relationships and Related Party Transactions”.

Stockholder Communications with the Board of Directors

The board of directors will consider any written or electronic communication from our stockholders to the board, a committee of the board or any individual director. Any stockholder who wishes to communicate to the board of directors, a committee of the board or any individual director should submit written or electronic communications to our Secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our Secretary to the board of directors, a committee of the board or an individual director, as appropriate, on a periodic basis, but in any event no later than the board of director’s next scheduled meeting. The board of directors, a committee of the board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Secretary.

Required Vote

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of all the nominees described above.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 22, 2025, the Board appointed Kreit & Chiu CPA LLP (“Kreit”) to serve as our independent registered public accounting firm for the year ending December 31, 2025.

The Audit Committee and the board are requesting, as a matter of policy, that stockholders ratify the selection of Kreit & Chiu CPA LLP. The Audit Committee and the board are not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and our stockholders. If the appointment is not ratified, the Board will consider its options.

Principal Accountant Fees and Services

Kreit & Chiu CPA LLP served as our independent registered public accountants for the years ended December 31, 2024 and 2023.

The following is a summary of the fees billed or expected to be billed to us by Kreit & Chiu CPA LLP for the fiscal year ended December 31, 2024 and 2023: (1)Audit Fees consist of fees billed and expected to be billed for services rendered for the audit of our Consolidated Financial Statements for the fiscal years ended December 31, 2024 and 2023 and in connection with the filing of our Form 10-K, Form 10-Qs and multiple Forms S-1 and Forms S-3s.

	2024	2023
	$’000	$’000
Audit fees (1)	314	277
Audit-related fees (2)	—	—
	314	277

1.	Audit Fees consist of fees billed and expected to be billed for services rendered for the audit of our Consolidated Financial Statements for the fiscal years ended December 31, 2024 and 2023 and in connection with the filing of our Form 10-K, Form 10-Qs and multiple Forms S-1 and Forms S-3s.Tax Fees consist of fees billed for professional services related to preparation of our U.S. federal and state income tax returns and tax advice.

2.	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit Fees.”

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accountants and approves in advance any services to be performed by the independent registered public accountants, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accountants. The fees shown above were pre-approved either by our Board or our Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our independent registered public accounting firm during the years ended December 31, 2024 and 2023. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by Kreit.

Required Vote

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL NO. 3 – AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General.

On November 19, 2025, the board of directors unanimously adopted, subject to shareholder approval, an amendment to Article Third of the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue by 248,000,000 shares, from 2,000,000 shares to 250,000,000 shares. As of the close of business on February 17, 2026, 1,849,080 shares of common stock were outstanding and an additional 338,600 shares were either issuable pursuant to outstanding convertible securities, options and warrants or reserved for future grants under the Company’s management incentive and employee benefits plans. The full text of the proposed amendment is attached to this proxy statement as Annex A, and the following description is qualified in its entirety by Annex A. In addition, there were 10,000 shares of Series A Preferred Stock issued and outstanding and entitled to vote. The terms of the Series A Preferred Stock are set forth in the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) filed with the Nevada Secretary of State on February 11, 2026. Each share of Series A Preferred Stock has a stated value of $14.5244. The Series A Preferred Stock is not convertible into common stock. The holder is entitled to vote on an as-converted basis, with each share carrying 14.5244 votes (assuming a $1.00 conversion price for voting purposes), for an aggregate of 145,244 votes across all 10,000 shares.

If this proposal is approved by our shareholders, the Company will have a total of 260,000,000 authorized shares of stock, of which 250,000,000 shares will be common stock and 10,000,000 shares will be preferred stock.

Reason for the Increase in the Number of Authorized Shares of Common Stock.

The Board believes that an increase in the number of authorized shares of common stock is desirable. The increase will provide the Company with the flexibility to issue shares of common stock in connection with possible future stock dividends or stock splits, equity financings, opportunities for expanding our business through investments, acquisitions or strategic business alliances, management incentive and employee benefit plans and for other general corporate purposes, while avoiding the additional expense and delay of calling a special shareholders’ meeting to authorize the issuance of stock.

The Company has no present plan, agreement or understanding involving the issuance of its common stock, except for shares required or permitted to be issued under management incentive and employee benefit plans or upon the exercise of outstanding stock options or warrants. It is possible, however, that merger and acquisition opportunities involving the issuance of shares of common stock will develop. It is also possible that an increase in the market price for the Company’s common stock, and conditions in capital markets generally, may make a stock dividend, a stock split or a public offering of the Company’s common stock desirable. The proposed increase in authorized common stock would provide the board of directors with greater flexibility to declare stock dividends in the future or to otherwise respond to corporate opportunities.

Each additional share of the Company’s common stock authorized by the amendment will have the same rights and privileges as each share of common stock currently authorized or outstanding. The holders of common stock have no preemptive rights. Authorized but unissued shares of the Company’s common stock, including the shares of common stock covered by this proposal, may be issued at such times, for such purposes and for such consideration as the board of directors may determine to be appropriate without further authority from or approval by the shareholders of the Company, except as may be required by applicable law, Securities and Exchange Commission rules or regulations or Nasdaq listing regulations, or as the board of directors deems advisable.

Possible Adverse Effects of the Proposal.

The approval of the proposed amendment will result in a greater number of shares of common stock available for issuance. Because there are no preemptive rights, shareholders may experience a significant reduction in their shareholders’ interest with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued, other than through a proportional issuance, such as a stock split or stock dividend.

Possible Anti-Takeover Effects of the Proposal.

An increase in the authorized number of shares of common stock and the issuance of the shares may also have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued common stock could be issued (within the limits imposed by applicable law) in one or more transactions which would make a change in control of the Company more difficult and therefore less likely. Any issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company or to remove incumbent management.

Proposal No. 3 is not in response to any effort by an outside party to accumulate Company common stock, nor is the Company aware of any such effort. Further, it is not in response to any attempt to acquire control of the Company, nor is the Company aware of any such attempt. Proposal No. 3 is not part of a plan by the Company to adopt a series of anti-takeover measures, nor does the Company have any present intention of proposing the adoption of anti-takeover measures in the future.

Required Vote

Approval of the amendment to the Certificate of Incorporation to increase the shares of common stock authorized requires the receipt of the affirmative vote of a majority of the total possible votes represented by the Company’s common stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the amendment to our Articles of Incorporation to increase the authorized shares of common stock from 2,000.000 to 250,000.000.

PROPOSAL NO. 4 - APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our 2025 Equity Incentive Plan (the “2025 Plan”). On November 19, 2025, our Board approved the 2025 Plan, subject to stockholder approval.

If approved by stockholders, the Plan will supplement all of our outstanding equity incentive plans. To date, we have issued an aggregate of 6,561 shares of common stock to our management team, consultants and Board of Directors under the 2021 Equity Incentive Plan, 24,238 shares of common stock to our management team, consultants and Board of Directors under the 2023 Equity Incentive Plan, 82,047 shares of common stock to our management team, consultants and Board of Directors under the 2024 Equity Incentive Plan. Specifically, the Plan will supplement our existing plans.

When our stockholders approve the 2025 Plan, we will be able to issue approximately an additional 7,000,000 shares of common stock to our management team, consultants and Board of Directors under the 2025 Equity Incentive Plan shares above the number of shares already subject to outstanding equity awards to employees. Upon adoption of the 2025 Plan, we will no longer issue grants under the existing plans, but the existing grants to our management team and Board of Directors will continue to remain outstanding.

The purpose of the 2025 Plan is to attract and retain key personnel and to provide a means for directors, officers, managers, employees, consultants and advisors to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of its common stock.

Grants of stock options to our named executive officers and our directors are made from our 2021, 2023 and 2024 Plans. In 2031, 2033 and 2034, the 2021, 2023and the 2024 Plan will expire and we will not be able to issue equity to our named executive officers or our directors unless our stockholders approve a new stock plan. While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining, and motivating our named executive officers and our directors if we are unable to make equity grants to them. Stock options are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the Plan.

If approved by the Company’s stockholders, the Plan will be effective as of the date the stockholders approved the 2025 Plan. Capitalized terms used but not defined in this proposal shall have the meaning ascribed to them in the 2025 Plan document. The following description is qualified in its entirety by reference to the 2025 Plan document, a copy of which is attached as Annex B.

Administration

The Company’s Board of Directors or a committee appointed by the Board (the “Committee”) will administer the 2025 Plan. The Committee will have the authority, without limitation (i) to designate Participants to receive Awards, (ii) determine the types of Awards to be granted to Participants, (iii) determine the number of shares of common stock to be covered by Awards, (iv) determine the terms and conditions of any Awards granted under the Plan, (v) determine to what extent and under what circumstances Awards may be settled in cash, shares of common stock, other securities, other Awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards with shareholder approval or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan. The Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the Plan and are referred to as “Participants”. The Committee has the sole and complete authority to determine who will be granted an Award under the Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the Plan.

Number of Shares Authorized

Up to 7,000,000 shares of common stock may be issued pursuant to awards granted under the 2025 Plan.

If an Award is forfeited, canceled, or if any Option terminates, expires or lapses without being exercised, the Common Stock subject to such Award will again be made available for future grant. However, shares that are used to pay the exercise price of an Option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

If there is any change in the Company’s corporate capitalization or structure, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Plan, the number of shares covered by Awards then outstanding under the Plan, the limitations on Awards under the Plan, the exercise price of outstanding Options and such other equitable substitution or adjustments as it may determine appropriate.

The 2025 Plan will have a term of ten years and no further Awards may be granted under the Plan after that date.

Awards Available for Grant

The Committee may grant Awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

Options

The Committee will be authorized to grant Options to purchase Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for Incentive Stock Options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of the shares of common stock on the date of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares of Common Stock (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by the Company’s accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

The Committee will be authorized to award Stock Appreciation Rights (or SARs) under the Plan. SARs will be subject to such terms and conditions as established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option which corresponds to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

The Committee will be authorized to award Restricted Stock under the 2025 Plan. Unless otherwise provided by the Committee and specified in an award agreement, restrictions on Restricted Stock will lapse after three years of service with the Company. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Committee will be authorized to award Restricted Stock Unit awards. Unless otherwise provided by the Committee and specified in an award agreement, Restricted Stock Units will vest after three years of service with the Company. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.

Stock Bonus Awards

The Committee will be authorized to grant Awards of unrestricted shares of common stock or other Awards denominated in shares of common stock, either alone or in tandem with other Awards, under such terms and conditions as the Committee may determine.

Performance Compensation Awards

The Committee will be authorized to grant any Award under the Plan in the form of a Performance Compensation Award exempt from the requirements of Section 162(m) of the Code by conditioning the vesting of the Award on the attainment of specific performance criteria of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee. The Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate profit measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

Each Award may be exercised during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution. The Committee, however, may permit Awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the Participant and his or her family members or anyone else approved by it.

Amendment

The 2025 Plan will have a term of ten years. The Company’s board of directors may amend, suspend or terminate the Plan at any time; however, shareholder approval to amend the Plan may be necessary if the law or SEC so requires. No amendment, suspension or termination will materially and adversely affect the rights of any Participant or recipient of any Award without the consent of the Participant or recipient.

Change in Control

Except to the extent otherwise provided in an Award or required by applicable law, in the event of a Change in Control, upon the occurrence of a Change in Control, the Committee is authorized, but not obligated, to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of outstanding Awards by the surviving company; (b) substitution by the surviving company of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of the Change in Control; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period determined by the Committee and at the end of such period, any unexercised Awards will terminate; and (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares or other property) and which value may be zero.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options

There are a number of requirements that must be met for a particular Option to be treated as an Incentive Stock Option. One such requirement is that Common Stock acquired through the exercise of an Incentive Stock Option cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an Incentive Stock Option disposes of those shares, the Participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the Fair Market Value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise Incentive Stock Option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a Participant upon grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the Fair Market Value of the underlying exercised shares over the Option Exercise Price paid at the time of exercise. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income.

The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A Participant will not be subject to tax upon the grant of an Award of Restricted Stock unless the Participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of Restricted Stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on that date over the amount the Participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the Participant made an election under Section 83(b) of the Code, the Participant will recognize ordinary compensation income at the time of grant equal to the difference between the Fair Market Value of the shares on the date of grant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of Restricted Shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A Participant will not be subject to tax upon the grant of a Restricted Stock Unit Award. Rather, upon the delivery of shares or cash pursuant to a Restricted Stock Unit Award, the Participant will recognize ordinary compensation income equal to the Fair Market Value of the number of shares (or the amount of cash) the Participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the Participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a Participant upon grant of an SAR. Upon the exercise of an SAR, the Participant will recognize ordinary compensation income in an amount equal to the Fair Market Value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on the date the shares of common stock subject to the Award are transferred to the Participant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The Plan is intended to satisfy an exception with respect to grants of Options to covered employees. In addition, the Plan is designed to permit certain Awards of Restricted Stock, Restricted Stock Units, cash bonus awards and other Awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Plan will depend on a number of factors, including the Fair Market Value of the shares of common stock on future dates, the exercise decisions made by the Participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by Participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Plan.

Interests of Directors or Officers

The Company’s directors may grant Awards under the Plan to themselves as well as to the Company’s officers and other employees, consultants and advisors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the adoption of the 2025 Plan.

PROPOSAL NO. 5

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO HELENA PURSUANT TO THE TERMS OF A PURCHASE AGREEMENT INCLUDED AS APPENDIX C TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE PURCHASE AGREEMENT, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of our Common Stock to Helena, in connection with and pursuant to a Purchase Agreement, dated September 23, 2025 by and between the Company and Helena, a copy of which is attached hereto as Annex C, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), pursuant to which Helena is committed, subject to the conditions and limitations set forth in the Purchase Agreement to purchase up to an aggregate of $10,000,000 in shares of Common Stock during the term of the Purchase Agreement.

Background

On September 23, 2025, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Helena. Pursuant to the Purchase Agreement, the Company shall have the right to issue and sell to Helena, from time to time as provided therein, and Helena shall purchase from the Company, up to $10,000,000 (the “Commitment Amount”) of the Company’s Common stock, subject to certain limitations and conditions set forth in the Purchase Agreement. The Company is not obligated to sell any shares of Common Stock pursuant to the Purchase Agreement except as specified therein.

Under the Purchase Agreement, subject to the satisfaction of certain conditions, the Company may, in its sole discretion, deliver written notices (each, an “Advance Notice”) to Helena to purchase a portion of the Commitment Amount (each, an “Advance”). The amount of each Advance may not exceed the Maximum Advance Amount, which is the lesser of (i) 100% of the average of the Daily Value Traded of the Common Stock over the ten (10) Trading Days immediately preceding an Advance Notice, and (ii) $5,000,000, unless otherwise mutually agreed by the parties. For purposes of the Purchase Agreement, “Daily Value Traded” is the product obtained by multiplying the daily trading volume of the Common Stock on the Principal Market during regular trading hours as reported by Bloomberg L.P., by the VWAP for such Trading Day.

The shares of Common Stock purchased pursuant to an Advance will be purchased at a price (the “Purchase Price”) equal to 97% of the lowest daily closing VWAP during the Pricing Period minus clearing fees, brokerage fees, transfer agent fees and legal costs associated with the applicable Advance; provided that if during any Trading Day during the Pricing Period the VWAP at the end of any given 1-hour interval has changed by +/- 7% versus the previous 1-hour interval, the VWAP for such Trading Day will be deemed to be 90% of Helena’s sale execution for that day in respect of the Common Stock. The Pricing Period is generally three (3) Trading Days commencing on the date of Helena’s receipt of the Common Stock relating to such Advance (subject to adjustments for Secondary Advances). The last 30 minutes of trading on such Trading Day during the Pricing Period will be deemed as the final “1-hour” interval of such Trading Day.

Pursuant to the Purchase Agreement, the Company agreed that if it has not submitted Advance Notices in an aggregate amount of at least $2,000,000 (the “Threshold Amount”) prior to the date that is six (6) months following the effective date of the registration, it shall pay to Helena in liquidated damages the amount of $100,000 for every 30 day period thereafter until it shall have submitted Advance Notices in an amount equal to the Threshold Amount.

Sales of shares of Common Stock to Helena under the Purchase Agreement will be subject to certain limitations, including (i) an Ownership Limitation providing that the Company shall not issue, and Helena shall not purchase, any shares of Common Stock if such issuance would cause Helena’s beneficial ownership to exceed 4.99% of the then issued and outstanding shares of Common Stock, (ii) a Registration Limitation providing that the Company shall not issue any shares of Common Stock if such issuance would exceed the number of Registrable Securities registered on an effective Registration Statement, and (iii) an Exchange Cap providing that the Company shall not issue or sell any shares of Common Stock pursuant to the Purchase Agreement in an amount that would exceed 19.99% of the shares of Common Stock outstanding immediately prior to the date of the Purchase Agreement, unless stockholder approval is obtained.

In consideration for Helena’s execution and delivery of the Purchase Agreement, the Company shall issue to Helena Commitment Fee Shares having an aggregate value of $100,000, calculated as $100,000 divided by the lowest one-day VWAP during the five (5) Trading Days immediately preceding the entry into the Purchase Agreement (the “Original Commitment Fee Share Amount”). If the closing price of the Common Stock on the Principal Market on the Trading Day the Registration Statement is declared effective is less than the Commitment Fee Share Reference Price, the Company shall issue additional Make-Whole Shares such that the total Commitment Fee Shares equal $100,000 divided by such closing price, minus the Original Commitment Fee Share Amount. The Commitment Fee Shares will bear a standard restrictive legend and be Registrable Securities under the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties of the Company, indemnification rights, and agreements of the parties, as well as certain customary covenants.

The Purchase Agreement will terminate on the earliest to occur of (i) the expiration of the Commitment Period (which commences on the date of the Purchase Agreement and expires upon termination in accordance with the Purchase Agreement), (ii) the date on which Helena shall have purchased the total Commitment Amount pursuant to the Purchase Agreement, (iii) the date the Purchase Agreement is terminated pursuant to its terms, or (iv) the date on which the Common Stock fails to be listed or quoted on the Nasdaq Capital Market or other eligible market.

The Company has agreed to file a registration statement with the SEC within 15 days of the date of the Purchase Agreement (“Filing Deadline”) and to use commercially reasonable efforts to have it declared effective in no event later than 90 calendar days following the date of the Purchase Agreement (“Effectiveness Deadline”). If the Registration Statement is not filed by the Filing Deadline or declared effective by the Effectiveness Deadline, the Company will be unable to issue Advances under the Purchase Agreement until such registration statement is filed and effective, as Helena would be unable to resell the shares without an effective Registration Statement. Such failure may constitute a material breach of the Purchase Agreement, entitling Helena to terminate the Agreement and seek other remedies, including indemnification for any losses incurred. If the registration statement is not filed on or prior to the Filing Deadline or a registration statement is not declared effective by the SEC by the Effectiveness Deadline, then, in addition to any other rights Helena may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date, the Company shall pay to Helena an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the Commitment Amount.

The Company intends to use the net proceeds from any sales of Common Stock pursuant to the Purchase Agreement, if any, for working capital and general corporate purposes.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock under the Purchase Agreement to Helena is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on the Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

 Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that the Purchase Agreement, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d) is in the best interests of us and our stockholders because the right to sell the shares of common stock to Helena provides us with a reliable source of capital for working capital and general corporate purposes.

Required Vote

Approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approve the issuance of shares of Common Stock to Helena pursuant to the terms of the Purchase Agreement, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL NO. 6

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO THE DECEMBER 2024 PURCHASERS PURSUANT TO THE TERMS OF THE DECEMBER 2024 NOTES INCLUDED AS APPENDIX D TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE DECEMBER 2024 NOTES, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of our Common Stock to the December 2024 Purchasers, in connection with and pursuant to the conversion of the December 2024 Notes, copies of which is attached hereto as Annex D, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

Background

On December 3, 2024, the Company entered into a Purchase Agreement (the “December 2024 Agreement”) and Registration Rights Agreement (the “Registration Rights Agreement”) with the December 2024 Purchasers and issued an aggregate of $3.75 million aggregate principal amount of the December 2024 Notes for aggregate gross proceeds of approximately $3.0 million, before deducting fees to the placement agent and other expenses payable by the Company (the “Offering”). RBW Capital Partners LLC, offering all securities through Dominari Securities LLC, served as the exclusive placement agent for the Offering. The Offering closed on December 4, 2024.

Pursuant to the December 2024 Agreement, the December 2024 Notes were issued with an original issue discount of 20%. The December 2024 Notes were to mature on December 4, 2025, unless earlier converted upon the satisfaction of certain conditions. The conversion price of the December 2024 Notes was initially $4.10 per share of common stock. The December 2024 Notes include a “Most Favored Nation” clause which grants to the December 2024 Purchasers the right to claim better conversion terms should the Company provide such to any as long as the December 2024 Notes are outstanding. The December 2024 Purchasers will be prohibited from effecting a conversion of the Notes to the extent that, as a result of such conversion, a Purchaser would beneficially own more than 9.99% of the shares of common stock outstanding immediately after giving effect to such conversion. The Company agreed to register the shares of common stock underlying the December 2024 Notes for resale under a Registration Statement on Form S-3, pursuant the Securities Act of 1933. The Company was required to file a registration statement by the 10th day following the closing date.

The December 2024 Notes contain a covenant prohibiting the Company to incur, guarantee or assume any indebtedness, other than certain permitted indebtedness, create or allow or suffer any mortgage, lien, security interest or other encumbrance on its property or assets , other than permitted liens, redeem, defease, repurchase, repay or make any payments in respect of any indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event of default under the Notes has occurred and is continuing, declare or pay any cash dividend or distribution on any stock or other equity interest of the Company, or make, any change in the nature of its business or modify its corporate structure or purpose. The December 2024 Notes contain customary events of default and customary penalties for the Company’s failure to issue conversion shares on a timely basis. The Registration Rights Agreement contains customary penalties for our failure to file the registration statement or cause it to become effective on a timely basis and for certain other events.

On July 23, 2025, the Company entered into an Amendment and Waiver (the “December 2024 Amendments”) with the December 2024 Purchasers, amending the December 2024 Agreement and the December 2024 Notes. Pursuant to the December 2024 Amendments, among other things:

●	The maturity date of the December 2024 Notes was extended from December 4, 2025 to December 31, 2025.

●	The conversion price of the December 2024 Note was amended to be equal $1.00.

●	The Company agreed to use $750,000 of the net proceeds from a public offering to repay a portion of the December 2024 Notes and to make monthly payments of $225,000 starting September 30, 2025, which will increase to $375,000 upon repayment of October 2024 Note.

●	The Company is obligated to use 19% of the net proceeds of any future capital raises (other than this offering) to repay the outstanding balance of the December 2024 Notes.

●	The conversion of the December 2024 Notes are limited such that the number of shares issued upon conversion will not exceed 19.9% of the Company’s outstanding common stock unless stockholder approval is obtained or is not required pursuant to applicable Nasdaq rules.

●	The Company has agreed to use its best efforts to obtain stockholder approval to remove the Nasdaq Conversion Cap prior to the December 2024 Note’s maturity date.

●	The Company agreed, while the December 2024 Notes are outstanding, not to issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of the Company’s common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of the Company’s common stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the Company’s business or the market for the Company’s common stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at the market offering”.

The December 2024 Purchasers waived certain rights and provisions under the December 2024 Notes and December 2024 Agreement in connection with the offering and certain payments to other noteholders described above in connection with the offering, including the Most Favored Nation provision. Additionally, the December 2024 Amendments contain a lock-up provision prohibiting the December 2024 Purchasers from selling or otherwise disposing of Company common stock or related securities owned by the December 2024 Purchasers for a period of 90 days following execution of the December 2024 Amendments.

On September 22, 2025, the Company and the December 2024 Purchasers entered into a Waiver, which among other things, provided that the conversion price will be equal to 97% of the lowest closing price of the Common Stock during the three (3) Trading Days immediately prior to the date of conversion into shares of Common Stock. Further, the Company agreed to increase the percentage of the net proceeds of any future capital raises to repay the outstanding balance of the December 2024 Notes from 19% to 21% and agreed to a lock up of 30 days. The repayment percentage will increase to 27.5% upon repayment in full of the October 2024 Note as set forth below.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock upon conversion of the December 2024 Notes is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on the Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that allowing for the conversion of the December 2024 Notes, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the December 2024 Purchasers, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), as opposed to as opposed to repaying the December 2024 Notes, is in the best interests of us and our stockholders as it will allow the Company to use its cash reserves, if any, for working capital and general corporate purposes.

Required Vote

Approval of the issuance of shares of common stock to the December 2024 Purchasers upon conversion of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of shares of Common Stock to the December 2024 Purchasers upon conversion of the December 2024 Notes, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL NO. 7

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO THE OCTOBER 2024 PURCHASER PURSUANT TO THE TERMS OF THE OCTOBER 2024 NOTE INCLUDED AS APPENDIX E TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE OCTOBER 2024 NOTE, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of up to shares of our Common Stock to the October 2024 Purchaser, in connection with and pursuant to the conversion of the October 2024 Note, a copy of which is attached hereto as Annex E, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

Background

On October 22, 2024, the Company entered into a Securities Purchase Agreement with the October 2024 Purchaser, pursuant to which the Company issued the October 2024 Note in the principal amount of $1,375,000 for a purchase price of $1,100,000, reflecting an original issue discount of $275,000. The October 2024 Note was originally due on April 10, 2025, and bears interest payable on the maturity date.

On July 23, 2025, the Company entered into an amendment (the “October 2024 Amendment”) to the October 2024 Note. The October 2024 Amendment modified the October 2024 Note by extending the maturity date to December 31, 2025. In addition, pursuant to the October 2024 Amendment, the conversion price was amended to equal $1.00 and the Company agreed to use $250,000 of the net proceeds from the offering to repay a portion of the October 2024 Note, to make monthly payments of $75,000 starting September 30, 2025 and to apply six percent (6%) of the net proceeds from any future capital raise for the repayment of October 2024 Note. The October 2024 Purchaser also agreed to a 90-day lock-up period following the closing of the offering, restricting the transfer or sales of the Company’s common stock or convertible securities owned by the October 2024 Purchaser.

On September 22, 2025, the Company and the October 2024 Purchaser entered into a Waiver, which among other things, provided that the conversion price will be equal to 97% of the lowest closing price of the Common Stock during the three (3) Trading Days immediately prior to the date of conversion into shares of Common Stock. Further, the Company agreed to increase the percentage of the net proceeds of any future capital raises to repay the outstanding balance of the October 2024 Notes from 6% to 6.5% and agreed to a lock up of 30 days.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock upon conversion of the October 2024 Note is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on the Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that allowing for the conversion of the October 2024 Note, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the October 2024 Purchaser, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), as opposed to as opposed to repaying the October 2024 Note, is in the best interests of us and our stockholders as it will allow the Company to use its cash reserves, if any, for working capital and general corporate purposes.

Required Vote

Approval of the issuance of shares of common stock to the October 2024 Purchaser upon conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of shares of Common Stock to the October 2024 Purchasers upon conversion of the October 2024 Note, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL NO. 8

TO APPROVE THE ISSUANCE OF 793,000 SHARES OF COMMON STOCK TO AGGIA PURSUANT TO THE TERMS OF THE AGGIA AGREEMENT INCLUDED AS APPENDIX F TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE AGGIA AGREEMENT, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of 793,000 shares of our Common Stock to Aggia pursuant to the Aggia Agreement a copy of which is attached hereto as Annex F, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

Background

On November 20, 2025, the Company entered into the Aggia Agreement with Aggia. Pursuant to the Aggia Agreement, the Company and Aggia agreed to terminate the Services Agreement dated as of November 14, 2022, as amended (collectively, the “Agreement Documents”), and to fully settle, compromise, and discharge all claims, debts, obligations, and liabilities arising out of or related to the Agreement Documents. In full and complete satisfaction of the debt and termination of the Agreement Documents, the Company agreed to issue to Aggia, or to Aggia’s designees, an aggregate of 1,050,000 shares of the Company’s common stock, par value $0.0001 per share (the “Settlement Shares”) and make a payment of $75,000.

The issuance of 257,000 Settlement Shares (the “Initial Shares”) have been issued. The issuance of the remaining 793,000 Settlement Shares (the “Subsequent Shares”) is subject to obtaining requisite shareholder approval, which the Company will seek promptly by preparing and filing with the Securities and Exchange Commission all necessary proxy materials and/or other disclosures and using commercially reasonable efforts to obtain such approval at its next annual or special meeting of shareholders. If shareholder approval is not obtained by March 31, 2026, the obligation to issue the Subsequent Shares will be suspended until such approval is obtained, and the Company will continue to seek approval at subsequent meetings.

The Company commits it will not issue any Subsequent Shares under the Settlement Agreement unless and until the requisite shareholder approval under Nasdaq Rule 5635(d) has been obtained. Apart from the initial issuance of Initial Shares (which is below the 19.99% threshold), no further Settlement Shares will be issued without such shareholder approval.

The Settlement Shares will be allocated pro rata among Aggia’s designated assignees as set forth in the Settlement Agreement. The Settlement Agreement also terminates any related ancillary documents, including promissory notes issued thereunder (which will be deemed cancelled and satisfied in full upon issuance of the Settlement Shares), and eliminates any ongoing obligations under the Agreement Documents, such as services, compensation, board nomination rights, managing member representative roles, non-compete, confidentiality, or other covenants.

The Settlement Agreement includes mutual releases of all claims related to the Agreement Documents and prior transactions between the parties, as well as customary representations and warranties, confidentiality provisions, governing law (State of Texas), dispute resolution (exclusive jurisdiction in federal or state courts in Dallas County, Texas, with jury trial waiver), and other miscellaneous terms.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock pursuant to the Aggia Agreement is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

 Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that allowing for the issuance of the Subsequent Shares, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by Aggia, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d) is in the best interests of us and our stockholders as it will allow the Company to use its cash reserves, if any, for working capital and general corporate purposes.

Required Vote

Approval of the issuance of the Subsequent Shares pursuant to the Aggia Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the Company and Aggia, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of the Subsequent Shares pursuant to the Aggia Agreement, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by Aggia and the Company, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of January 7, 2026. There are no family relationships among any of our executive officers or directors.

Name	Age	Principal Positions
Chagay Ravid	65	Chief Executive Officer and Director
Oren Attiya	44	Chief Financial Officer

Executive Officers

Chagay Ravid. Mr. Ravid has over three decades of experience in global finance, investment banking, and strategic advisory roles. From December 2022 to December 2024, Mr. Ravid served as the Chief Financial Officer of Seamless Group Inc. (NASDAQ: CURR), where he was instrumental in preparing and approving SEC filings, including S-4, S-1, and Super 8-K forms, as well as interfacing with boards and negotiating promissory notes and investment bank agreements in connection with a de-SPAC transaction. Prior to that, Mr. Ravid was the CEO of Cukierman & Company Investment House Ltd., one of Israel’s leading cross-border advisory firms, from 2006 to 2022. During his tenure, he led strategic M&A transactions and capital raises totaling over $5 billion, managed multi-sector departments including TMT, Fintech, Healthcare, and Energy, and lived in Shanghai from 2015 to 2018 to oversee the firm’s China operations. His leadership included organizing major investment conferences in Shanghai, Hong Kong, Foshan, and Jinan, and he was honored as an Honorary Citizen of Changzhou in 2015 for his role in developing a technology park. Earlier in his career, Mr. Ravid held executive and partnership roles at MBI in Tel Aviv, Twin Triangle Financial in Los Angeles, and served as a loan officer and credit committee member at Bank Leumi’s Los Angeles office. He holds an MBA from Rutgers University and a Bachelor’s degree from the Hebrew University. Mr. Ravid is the Director and a shareholder of Newton Incorporation Limited which was engaged for investor relations purposes by the Company. Other than as disclosed herein, there are no arrangements or understandings between Mr. Ravid and any other person pursuant to which Mr. Ravid was selected as an officer of the Company and Mr. Ravid has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Ravid does not have any family relationship with any director or executive officer of the Company. Based on his education and experience, the Company has deemed Mr. Ravid fit to serve as our principal executive officer.

Oren Attiya has served as the Chief Executive Officer of CO-Finance Financial and Accounting Consulting Ltd. since founding the company in 2014. In this role, he provides financial management, budgeting, controlling, cash flow management, financial infrastructure development, accounting reporting, and taxation services to various clients, with a focus on building trusting relationships and ensuring time-sensitive professional guidance. Prior to founding the Consultant, Mr. Attiya served as an Audit Manager at PwC Israel, where he provided audit services to public, private, and international companies. He has also served as Chief Financial Officer for Israeli branches of global companies and high-tech startups, specializing in supporting public companies listed on the Tel Aviv Stock Exchange, financial management, controlling, accounting, SOX compliance, and internal controls. Concurrently with his role at the Consultant, Mr. Attiya has held positions such as Chief Financial Officer at Cannassure Therapeutics Ltd., Chief Executive Officer at Millennium Food-Tech, and Vice President of Finance at Steakholder Foods Ltd.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2024 and 2023 by (i) our principal executive officer, (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2024 and whose total compensation for the 2024 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000, (iii) a person who would have been included as one of our two most highly compensated executive officers, other than our principal executive officer, but for the fact that he was not serving as one of our executive officers as of December 31, 2024, (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “Named Executive Officers”):

	Year	Salary	Bonus (a)	Stock Award		Option Awards		Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
		$’000	$’000	$’000		$’000		$’000	$’000	$’000	$’000
Michael J. Roper
Former Chief Executive Officer of Sadot Group Inc.	2024	350	165	2 10	(b)	—	(c)	—	—	—	725
	2023	350	225	131		76	(d)	—	—	—	782

Jennifer Black
Former Chief Financial Officer of Sadot Group Inc.	2024	300	160	165	(e)	—	(f)	—	—	—	625
	2023	264	225	65		76	(g)	—	—	—	630

Kevin Mohan
Former Chief Investing Officer of Sadot Group Inc.	2024	200	150	185	(h)	—	(i)	—	—	—	535
	2023	200	200	131		76	(j)	—	—	—	607

(a) Bonuses are earned in the year noted and paid out subsequently.

(b) Michael Roper was granted restricted stock awards on March 25, 2024 to acquire 20,000 shares of common stock, vesting quarterly over twelve quarters, commencing June 30, 2024. Michael was also granted restricted stock awards on November 18, 2024 to acquire 44,642 shares of common stock, vesting quarterly over twelve quarters, commencing December 31, 2024.

(c) Michael Roper was granted restricted stock awards on December 19, 2023, to acquire 30,000 shares of common stock, vesting quarterly over twelve quarters, commencing March 31, 2024.

(d) Jennifer Black was granted restricted stock awards on March 25, 2024 to acquire 10,000 shares of common stock, vesting quarterly over twelve quarters, commencing June 30, 2024. Jennifer was also granted restricted stock awards on November 18, 2024 to acquire 40,178 shares of common stock, vesting quarterly over twelve quarters, commencing December 31, 2024.

(e) Jennifer Black was granted restricted stock awards on December 19, 2023, to acquire 15,000 shares of common stock, vesting quarterly over twelve quarters, commencing March 31, 2024.

(f) Kevin Mohan was granted restricted stock awards on March 25, 2024 to acquire 20,000 shares of common stock, vesting quarterly over twelve quarters, commencing June 30, 2024. Kevin was also granted restricted stock awards on November 18, 2024 to acquire 37,202 shares of common stock, vesting quarterly over twelve quarters, commencing December 31, 2024.

(g) Kevin Mohan was granted restricted stock awards on December 19, 2023, to acquire 30,000 shares of common stock, vesting quarterly over twelve quarters, commencing March 31, 2024.

(h) Michael Roper was granted a stock options to acquire 3,107 shares and 6,893 shares of common stock on February 27, 2023 and March 15, 2023, respectively.

(i) Jennifer Black was granted a stock option to acquire 10,000 shares of common stock on February 27, 2023.

(j) Kevin Mohan was granted a stock option to acquire 10,000 shares of common stock on February 27, 2023.

A summary of option activity during the years ended December 31, 2024 and 2023 is presented below:

	Weighted-average exercise price	Number of options	Weighted-average remaining life (in years)	Aggregate intrinsic value
	$			$’000
Outstanding, December 31, 2022	15.23	41,250	3.53	156
Granted	15.05	60,000	5.42	—
Exercised	—	—	N/A	—
Forfeited	33.94	(18,500)	N/A	—
Outstanding, December 31, 2023	10.91	82,750	4.26	—
Granted	—	—	N/A	—
Exercised	—	—	N/A	—
Forfeited	15.05	(1,500)	N/A	—
Outstanding, December 31, 2024	10.84	81,250	3.17	—
Exercisable and vested, December 31, 2024	10.03	36,926	3.07	—

On February 27, 2023, we issued options to purchase an aggregate of 38,107 shares of our common stock. The options had an exercise price of $15.05 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 15, 2023, we issued options to purchase 6,893 shares of our common stock. The options had an exercise price of $15.05 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On November 27, 2023, there were 10,000 shares forfeited upon the expiration of the options.

On December 21, 2023, there were 8,500 shares forfeited upon the departure of board members.

On January 21, 2024 there were 1,500 shares forfeited upon the expiration of the options.

Employment Agreements

Chagay Ravid

On May 28, 2025, the Company entered into an Employment Agreement with Chagay Ravid. During the term of the Employment Agreement, Mr. Ravid will serve as Chief Executive Officer of the Company and will be entitled to a base salary at the annualized rate of $200,000. Mr. Ravid will receive a one-time grant of $100,000 in restricted stock grants vesting in four equal quarterly installments. The restricted stock grant vests quarterly over one year in equal quarterly installments commencing October 1, 2025 which will be priced as of the start date. If Mr. Ravid is terminated by the Company for any reason other than cause Mr. Ravid will be entitled to a severance package of 12 months of salary.

Paul Sansom

On August 1, 2025, the Company entered into an employment agreement with Mr. Sansom (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Sansom will receive an annual base salary of $190,000 for the first six months of employment. At the end of the six month period, the Board of Directors shall review business key performance indicators, and subject to satisfactory performance, shall increase the base salary to a minimum of $380,000 per year, as confirmed by the Board’s compensation committee. Such increased salary shall be effective from the first day of the seventh month of employment. Mr. Sansom will be eligible for an annual performance bonus based on criteria to be determined by the Company’s Board of Directors. Mr. Sansom will also receive a grant of restricted shares valued at $90,000, which will vest in equal quarterly installments beginning October 1, 2025, subject to continued employment and satisfactory performance. The Employment Agreement provides for standard benefits, expense reimbursement, and participation in the Company’s employee benefit plans. If Mr. Sansom’s employment is terminated by the Company without cause or by Mr. Sansom for good reason, and subject to the execution of a general release, he will be entitled to severance pay equal to 12 months of his base salary. On December 6, 2025, Paul Sansom resigned from his position as Chief Financial Officer.

Michael Roper

On February 9, 2025 the Company entered into an Executive Employment Agreement with Michael Roper (the “Roper Agreement”), which replaced his prior employment agreement. Pursuant to the Roper Agreement, Mr. Roper will transition to the role of Chief Governance and Compliance Officer, reporting directly to the Company’s Chief Executive Officer. During the term of the Roper Agreement, Mr. Roper is entitled to a base salary at the annualized rate of $0.4 million consisting of an annual cash salary of $0.3 million and an annual restricted stock grant of $0.1 million vesting quarterly over one year in equal quarterly installments commencing January 1, 2025 which shall be priced and issued on the third trading day immediately following the filing of the Form 10K Annual Report for such applicable year. Mr. Roper will be eligible for a discretionary performance bonus to be determined by the Board annually with the annual bonus for the year ended December 31, 2025 to be equal to 75% of the cash salary. If Mr. Roper is terminated for any reason, he will be entitled to receive accrued salary and vacation pay, accrued bonus payments, all expense reimbursements and shall be entitled to exercise any equity compensation rights through the last day of the term applicable to such equity grant. If Mr. Roper is terminated by the Company for any reason other than cause or resigns for a good reason, Mr. Roper will be entitled to a severance payment equal 18 months of the annual compensation, all bonuses earned and all equity compensation shall be fully accelerated. On January 5, 2026, the Company and Michael Roper, the Company’s Chief Governance and Compliance Officer, entered into a Separation Agreement (the “Separation Agreement”), pursuant to which Mr. Roper’s employment with the Company will terminate by mutual agreement effective as of January 19, 2026 (the “Effective Date”). Under the terms of the Separation Agreement, in consideration for Mr. Roper’s execution of a general release of claims and other covenants, the Company has agreed to provide the following separation benefits: (i) payment of severance and unpaid bonus in the aggregate amount of $734,000, payable in bi-weekly installments over a period of 120 months commencing on March 1, 2026, with a 25% discount applied (resulting in a reduced total payment of $550,500) if the Company pays the full amount during 2026; (ii) accelerated vesting of all unvested restricted stock awards as of the Effective Date (with forfeiture of all unvested stock options); (iii) payment by the Company of the full cost of Mr. Roper’s COBRA health insurance coverage for up to 18 months following the Effective Date; (iv) continuation of directors’ and officers’ liability insurance coverage for Mr. Roper for four years following the execution of the Separation Agreement; and (v) indemnification of Mr. Roper with respect to current litigation and any claims arising out of his actions during his employment with the Company. The Company intends to engage Mr. Roper on a consulting basis going forward.

Aimee Infante

On November 16, 2022, the Company entered into an Executive Employment Agreement with Aimee Infante (the “Infante Agreement”), which replaced her prior employment agreement. Pursuant to the Infante Agreement, Ms. Infante will continue to be employed as Chief Marketing Officer of the Company on an at will basis. During the term of the Infante Agreement, Ms. Infante is entitled to a base salary at the annualized rate of $0.2 million. Ms. Infante will be eligible for a discretionary performance bonus up to 25% of her annual salary. If Ms. Infante is terminated for any reason, she will be entitled to receive accrued salary and vacation pay, accrued bonus payments, all expense reimbursements and shall be entitled to exercise any equity compensation rights through the last day of the term applicable to such stock option. If Ms. Infante is terminated by the Company for any reason other than cause or resigns for a good reason, Ms. Infante will be entitled to a severance payment equal to 36 months of salary, which will be reduced to six months following the second anniversary of the Infante Agreement, and all equity compensation shall be fully accelerated. Ms. Infantee was terminated on January 5, 2026.

Elements of Compensation

Base Salary

Messrs. Ravid, Sansom and Roper and Ms. Infante received a fixed base salary in an amount determined in accordance with their then employment agreement with Sadot Group Inc., and based on a number of factors, including:

●	The nature, responsibilities and duties of the officer’s position;

●	The officer’s expertise, demonstrated leadership ability and prior performance;

●	The officer’s salary history and total compensation, including annual cash bonuses and long-term incentive compensation; and

●	The competitiveness of the market for the officer’s services.

Bonus

Mr. Roper and Mr. Mohan and Mrs. Black, who resigned as executive officers in 2025, earned discretionary performance-based bonuses during the years ended December 31, 2024, and 2023, pursuant to their employment agreements.

Restricted Stock Award

In fiscal year 2023, we issued 7,500 shares of our restricted common stock, with a fair value of $0.3 million, to three members of our executive team.

In fiscal year 2024, we issued 17,202 shares of our restricted common stock, with a fair value of $0.6 million, to three members of our executive team.

Stock Options

On February 27, 2023, we issued options to purchase an aggregate of 3,810 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 15, 2023, we issued options to purchase 689 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On December 21, 2023, there were 850 shares forfeited upon the departure of board members.

On January 21, 2024 there were 150 shares forfeited upon the expiration of the options.

Equity Incentive Plans

2021 Plan

The Company’s board of directors and shareholders approved and adopted on October 7, 2021 the 2021 Equity Incentive Plan (“2021 Plan”) under which stock options and restricted stock may be granted to officers, directors, employees and consultants in the form of non-qualified stock options, incentive stock-options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Under the 2021 Plan, the Company reserved 15,000 shares of common stock for issuance. As of the date of the issuance of these Consolidated Financial Statements 6,564 shares have been issued and 7,435 option to purchase shares have been awarded under the 2021 Plan.

2023 Plan

The Company’s board of directors and shareholders approved and adopted on February 28, 2023 the 2023 Equity Incentive Plan (“2023 Plan”) under which stock options and restricted stock may be granted to officers, directors, employees and consultants in the form of non-qualified stock options, incentive stock-options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Under the 2023 Plan, the Company reserved 25,000 shares of common stock for issuance. As of the date of the issuance of these Consolidated Financial Statements 24,240 shares of common stock for issuance have been issued and 689 option to purchase shares have been awarded under the 2023 Plan.

2025 Plan

The Company’s board of directors and shareholders approved and adopted on October 27, 2023 the 2024 Equity Incentive Plan (“2025 Plan”) under which stock options and restricted stock may be granted to officers, directors, employees and consultants in the form of non-qualified stock options, incentive stock-options, stock appreciation rights, restricted stock awards, restricted stock Units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Under the 2025 Plan, the Company reserved 75,000 shares of common stock for issuance. As of December 31, 2024, 40,193 shares have been issued under the 2025 Plan.

Administration

The Company’s Board of Directors or a committee appointed by the Board (the “Committee”) will administer the Plan. The Committee will have the authority, without limitation (i) to designate Participants to receive Awards, (ii) determine the types of Awards to be granted to Participants, (iii) determine the number of shares of common stock to be covered by Awards, (iv) determine the terms and conditions of any Awards granted under the Plan, (v) determine to what extent and under what circumstances Awards may be settled in cash, shares of common stock, other securities, other Awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards with shareholder approval or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan. The Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the Plan and are referred to as “Participants”. The Committee has the sole and complete authority to determine who will be granted an Award under the Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the Plan.

Number of Shares Authorized

Up to approximately 15,000 shares of common stock may be issued pursuant to awards granted under the 2021 Plan, 25,000 under the 2023 Plan and 75,000 under the 2025 Plan.

If an Award is forfeited, canceled, or if any Option terminates, expires or lapses without being exercised, the Common Stock subject to such Award will again be made available for future grant. However, shares that are used to pay the exercise price of an Option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

If there is any change in the Company’s corporate pro or structure, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Plan, the number of shares covered by Awards then outstanding under the Plan, the limitations on Awards under the Plan, the exercise price of outstanding Options and such other equitable substitution or adjustments as it may determine appropriate.

The Plan has a term of ten years and no further Awards may be granted under the Plan after that date.

Awards Available for Grant

The Committee may grant Awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

Options

The Committee will be authorized to grant Options to purchase Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for Incentive Stock Options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of the shares of common stock on the date of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares of Common Stock (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by the Company’s accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

The Committee will be authorized to award Stock Appreciation Rights (or “SARs”) under the Plan. SARs will be subject to such terms and conditions as established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option which corresponds to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

The Committee will be authorized to award Restricted Stock under the Plan. Unless otherwise provided by the Committee and specified in an award agreement, restrictions on Restricted Stock will lapse after three years of service with the Company. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Committee will be authorized to award Restricted Stock Unit awards. Unless otherwise provided by the Committee and specified in an award agreement, Restricted Stock Units will vest after three years of service with the Company. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.

Stock Bonus Awards

The Committee will be authorized to grant Awards of unrestricted shares of common stock or other Awards denominated in shares of common stock, either alone or in tandem with other Awards, under such terms and conditions as the Committee may determine.

Performance Compensation Awards

The Committee will be authorized to grant any Award under the Plan in the form of a Performance Compensation Award exempt from the requirements of Section 162(m) of the Code by conditioning the vesting of the Award on the attainment of specific performance criteria of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee. The Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate profit measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

Each Award may be exercised during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution. The Committee, however, may permit Awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the Participant and his or her family members or anyone else approved by it.

Amendment

The Plan will have a term of ten years. The Company’s board of directors may amend, suspend or terminate the Plan at any time; however, shareholder approval to amend the Plan may be necessary if the law or SEC so requires. No amendment, suspension or termination will materially and adversely affect the rights of any Participant or recipient of any Award without the consent of the Participant or recipient.

Change in Control

Except to the extent otherwise provided in an Award or required by applicable law, in the event of a Change in Control, upon the occurrence of a Change in Control, the Committee is authorized, but not obligated, to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of outstanding Awards by the surviving company; (b) substitution by the surviving company of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of the Change in Control; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period determined by the Committee and at the end of such period, any unexercised Awards will terminate; and I cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares or other property) and which value may be zero.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options

There are a number of requirements that must be met for a particular Option to be treated as an Incentive Stock Option. One such requirement is that Common Stock acquired through the exercise of an Incentive Stock Option cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an Incentive Stock Option disposes of those shares, the Participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the Fair Market Value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise Incentive Stock Option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a Participant upon grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the Fair Market Value of the underlying exercised shares over the Option exercise price paid at the time of exercise. Such income will be subject to income tax withholding, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income.

The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A Participant will not be subject to tax upon the grant of an Award of Restricted Stock unless the Participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of Restricted Stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on that date over the amount the Participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the Participant made an election under Section 83(b) of the Code, the Participant will recognize ordinary compensation income at the time of grant equal to the difference between the Fair Market Value of the shares on the date of grant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of Restricted Shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A Participant will not be subject to tax upon the grant of a Restricted Stock Unit Award. Rather, upon the delivery of shares or cash pursuant to a Restricted Stock Unit Award, the Participant will recognize ordinary compensation income equal to the Fair Market Value of the number of shares (or the amount of cash) the Participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the Participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a Participant upon grant of an SAR. Upon the exercise of an SAR, the Participant will recognize ordinary compensation income in an amount equal to the Fair Market Value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on the date the shares of common stock subject to the Award are transferred to the Participant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year paid to any “covered employee.” Covered employees include any individual who served as chief executive officer or chief financial officer during the taxable year, in addition to the three most highly compensated individuals aside from the chief executive officer and chief financial officer. Additionally, covered employees include any previously covered employee for any taxable year beginning after December 31, 2016. The Plan is intended to satisfy an exception with respect to grants of Options to covered employees. In addition, the Plan was designed to permit certain Awards of Restricted Stock, Restricted Stock Units, cash bonus awards and other Awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law. The TCJA repealed the performance-based compensation exception to the Section 162(m) $1 million limitation on compensation to covered employees of publicly held corporations. This change was effective for tax years beginning after December 31, 2017. As a result of this change, any expense recognized upon exercise of stock options will be subject to the $1 million limitation under Section 162(m), even if based on performance.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Plan will depend on a number of factors, including the Fair Market Value of the shares of common stock on future dates, the exercise decisions made by the Participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by Participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Plan.

Interests of Directors or Officers

The Company’s directors may grant Awards under the Plan to themselves as well as to the Company’s officers and other employees, consultants and advisors.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2024, with respect to equity securities authorized for issuance under compensation plans:

Plan Category	No. of securities to be issued upon exercise of outstanding options under the plan	Weighted-average exercise price of outstanding options under the plan	No. of securities remaining available for future issuance
		$
2024 Equity compensation plans approved by security holders	—	—	348,064
2023 Equity compensation plans approved by security holders	6,893	15.05	—
2021 Equity compensation plans approved by security holders	74,357	10.45	—
Total	81,250	10.84	348,064

Director Compensation

On November 11, 2022, the board of directors approved a new board compensation plan that would increase the cash compensation to $22.0 thousand to be paid quarterly within 30 days of the close of each quarter, which was retroactively applied for the full fourth quarter of 2022.

In addition, on an ongoing basis pursuant to the approved board compensation plan each director will receive $8.0 thousand in value of common stock per year for service as director, $6.0 thousand in value of shares of common stock per year for service on each committee and $4.0 thousand in value of shares of common stock per year for service as chair for such committee. The number of shares to be issued would be based upon the closing price of the last trading date of each calendar quarter. The shares of common stock for committee service will be limited to two committees.

On March 26, 2024, the Board of Directors approved an updated compensation structure for members of the Board. The updated compensation structure provides that each member will receive $22.0 thousand in annual cash compensation as well as 10,000 shares of common stock. Further, each committee member will receive an additional $6.0 thousand per year. The chairperson of the below committees will receive additional annual compensation:

●	Chairperson of the Audit Committee will receive an additional $4.0 thousand in cash and 1,000 shares of common.

●	Chairperson of the Compensation Committee will receive an additional $4.0 thousand in cash and 600 shares of common stock.

●	Chairperson of the Governance and ESG Committees will receive an additional $4.0 thousand in cash and 40 shares of common stock.

Kevin Mohan, a former employee-director, did not receive compensation for serving in his role as a director.

The following table provides information relating to compensation of our directors for our fiscal year ended December 31, 2024 all of which have resigned following the year ended December 31, 2024:

Name	Fees earned or paid in cash	Stock awards(a)		Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
	$’000	$’000		$’000	$’000	$’000	$’000	$’000

Mark McKinney	34	31	(b)	—	—	—	—	65
Stephen A. Spanos	32	36	(e)	—	—	—	—	68
Benjamin Petel	32	32	(c)	—	—	—	—	64
Na Yeon (“Hannah”) Oh	28	31	(c)	—	—	—	—	59
Ray Shankar	38	33	(d)	—	—	—	—	71
Marvin Yeo	28	31	(b)	—	—	—	—	59
Paul Sansom	28	31	(b)	—	—	—	—	59
David Errington	32	32	(c)	—	—	—	—	64
Dr. Ahmed Khan	28	31	(b)	—	—	—	—	59

(a) On January 4, 2024 the Board of Directors were granted restricted stock awards at a price of $4.01 per share. The restricted stock awards were accrued and earned in 2023 and fully vested upon issuance. There were four previous directors that received a total of 3,954 shares that are not included in the number above. The current directors share issued are included in the individual totals above.

(b) On March 26, 2024 10,000 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

(c) On March 26, 2024 10,400 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

(d) On March 26, 2024 10,600 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

(e) On March 26, 2024 11,000 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

Executive Compensation Philosophy

Our Board of Directors determines the compensation given to our executive officers in their sole determination. Our Board of Directors reserves the right to pay our executives or any future executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board of Directors has not granted any performance base stock options to date, the Board of Directors reserves the right to grant such options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officers and/or future executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-Term, Stock-Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executives and any future executives with long-term, stock-based compensation in the future, at the sole discretion of our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of February 17, 2026, there are 1,849,080 shares of Common Stock outstanding. In addition, there was 10,000 shares of Series A Preferred Stock issued and outstanding and entitled to vote. The terms of the Series A Preferred Stock are set forth in the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) filed with the Nevada Secretary of State on February 11, 2026. Each share of Series A Preferred Stock has a stated value of $14.5244. The Series A Preferred Stock is not convertible into common stock. The holder is entitled to vote on an as-converted basis, with each share carrying 14.5244 votes (assuming a $1.00 conversion price for voting purposes), for an aggregate of 145,244 votes across all 10,000 shares. The following table sets forth certain information known to us with respect to the beneficial ownership of Common Stock as of that date by (i) each of our directors, (ii) each of our executive officers, (iii) all of our directors and executive officers as a group, and (iv) each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally define beneficial ownership to include any shares over which a person exercises sole or shared voting or investment power. Such determination is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, we believe, based on the information furnished to us, that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. None of the stockholders listed in the table are a broker-dealer or an affiliate of a broker dealer. Applicable percentage ownership prior to the offering is based on 1,549,080 shares of Common Stock outstanding as of the date of this statement.

Except as otherwise noted below, the address for persons listed in the table is c/o Sadot Group Inc., 295 E Renfro, Suite 300, Burleson, TX 76028 .

Name of Beneficial Owner	Number of shares beneficially owned (1)	Percentage of shares outstanding prior to offering (1)
5% Stockholders:
--	—	—

Directors and Named Executive Officers:
Chagay Ravid	8,130	*
Oren Attiya	—	*

Sean Schnapp	0	—
Alexander David	0	—
Liat Franco	0	—
Yuriy Shirinyan	0	—

All executive officers and directors as a group (5 persons)	8,130	*

*Denotes less than 1%

(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock issuable upon (i) the exercise of stock options that will become exercisable within 60 days of February 17, 2026, (ii) the conversion of the convertible promissory notes into shares of our common stock, and (iii) the exercise of warrants that will become exercisable within 60 days of February 17, 2026. Shares of common stock issuable pursuant to the foregoing methods are deemed outstanding for purposes of calculating the percentage of beneficial ownership of the person or entity holding such securities. Accordingly, the total percentages of beneficial ownership are in excess of one hundred percent (100%).

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Related Party Transactions

Policies and Procedures for Related Party Transactions

Following this offering, pursuant to the written charter of our Audit Committee, the Audit Committee will be responsible for reviewing and approving, prior to our entry into any such transaction, all related party transactions and potential conflict of interest situations involving:

●	any of our directors, director nominees or executive officers;

●	any beneficial owner of more than 5% of our outstanding stock; and

●	any immediate family member of any of the foregoing.

Our Audit or Compensation Committee will review any financial transaction, arrangement or relationship that:

●	involves or will involve, directly or indirectly, any related party identified above;

●	would cast doubt on the independence of a director;

●	would present the appearance of a conflict of interest between us and the related party; or

●	is otherwise prohibited by law, rule or regulation.

The Audit Committee will review each such transaction, arrangement or relationship to determine whether a related party has, has had or expects to have a direct or indirect material interest. Following its review, the Audit Committee will take such action as it deems necessary and appropriate under the circumstances, including approving, disapproving, ratifying, canceling or recommending to management how to proceed if it determines a related party has a direct or indirect material interest in a transaction, arrangement or relationship with us. Any member of the Audit Committee who is a related party with respect to a transaction under review will not be permitted to participate in the discussions or evaluations of the transaction; however, the Audit Committee member will provide all material information concerning the transaction to the Audit Committee. The Audit Committee will report its action with respect to any related party transaction to the board of directors.

Transactions with Officers, Directors and Executives of Sadot Group

On January 5, 2023, we issued an aggregate of 313 shares of common stock to the members of the board of directors as compensation earned during the fourth quarter of 2022.

On February 27, 2023, we issued options to purchase an aggregate of 5,310 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 15, 2023, we issued options to purchase 689 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 21, 2023, the Company entered into an Executive Employment Agreement with Jennifer Black, our former Chief Financial Officer (the “Black Agreement”), which replaced her prior employment agreement dated November 16, 2022.

On March 27, 2023, the Company authorized the issuance of 28,488 shares of common stock to a consultant for services rendered.

On April 5, 2023 the Company authorized the issuance of 297 shares of common stock to the members of the board of directors as compensation earned during the first quarter of 2023.

On May 10, 2023 the Company authorized the issuance of 1,396 shares of common stock to a consultant for services rendered.

On May 25, 2023, the Company authorized the issuance of 27,200 shares of common stock to a consultant for services rendered.

On June 30, 2023, the Company vested 8,547 shares of common stock to a consultant for services rendered.

On July 11, 2023, the Company authorized the issuance of an aggregate of 328 shares of common stock to the members of the board of directors as compensation earned during the second quarter of 2023.

On July 14, 2023, the Company issued 88,554 Restricted Share Awards, with an effective issuance date of April 1, 2023.

On July 27, 2023, the Company authorized the issuance of 21,533 shares of common stock to Altium in exchange for the exercise of warrants.

On August 15, 2023, the Company authorized the issuance of 500 shares of common stock to a consultant for services rendered.

On September 25, 2023, the Company authorized the issuance of 2,272 shares of common stock in fees to a consultant for services rendered related to the SEPA.

On September 30, 2023, the Company vested 5,383 shares of common stock to a consultant for services rendered.

On October 2, 2023, the Company authorized the issuance of an aggregate of 636 shares of common stock to the members of the board of directors as compensation earned during the third quarter of 2023.

On October 20, 2023, the Company authorized the issuance of 855 shares of common stock to consultants for services rendered.

On November 6, 2023, the Company authorized the issuance of 804 shares of common stock in connection with the conversion of note payables.

On November 14, 2023, the Company authorized the issuance of 1,591 shares of common stock in connection with the conversion of note payables.

On November 29, 2023, the Company authorized the issuance of 2,373 shares of common stock in connection with the conversion of note payables.

On December 13, 2023, the Company authorized the issuance of 2,713 shares of common stock in connection with the conversion of note payables.

On December 19, 2023, the Company authorized the issuance of 2,679 shares of common stock in connection with the conversion of note payables.

On December 19, 2023, the Company issued 20,226 RSA’s to certain members of the board of directors, consultants and employees. Total RSA vested as a result of the departure of certain members of the board of directors were 1,764 shares for 2023. The remaining RSA vest ratably over 12 quarters with the first vesting starting on March 31, 2024.

On December 31, 2023, the Company vested 20,986 shares of common stock to Aggia as consulting fees earned during the fourth quarter of 2023.

On January 4, 2024, the Company authorized the issuance of an aggregate of 10,559 shares of common stock to the members of the board of directors as compensation earned during the fourth quarter of 2023. The Company accrued for the liability as of December 31, 2023.

The Company held a Special Shareholder Meeting on February 28, 2023. At the meeting, the shareholders approved (i) the Services Agreement whereby Sadot LLC engaged Aggia, to provide certain advisory services to Sadot Agri-Foods for managing Sadot Agri-Food’s business of wholesaling food and engaging in the purchase and sale of physical food commodities; (ii) an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock; (iii) for purposes of complying with NASDAQ Listing Rule 5635(b), the issuance of the Shares pursuant to the Services Agreement entered between the Company, Sadot LLC and Aggia representing more than 20% of our common stock outstanding, which would result in a “change of control” of the Company under applicable Nasdaq listing rules; (iv) for purposes of complying with NASDAQ Listing Rule 5635(c), the issuance of up to 144,242 Shares of Common Stock to Aggia pursuant to the Services Agreement and net income generated thresholds; (v) the right of Aggia to nominate up to eight directors to the Board of Directors subject to achieving net income thresholds as set forth in the Services Agreement; and (vi) the adoption of the 2023 Equity Incentive Plan. As of June 30, 2025, Aggia owned 9.2% of the Company’s common stock.

During the three and six months ended June 30, 2025, the Company recorded Stock-based consulting expense of nil and $1.0 million to its related party, Aggia for consulting services rendered. During the three and six months ended June 30, 2024, the Company recorded Stock-based consulting expense of $1.7 million and $2.4 million to its related party, Aggia for consulting services rendered.

Additionally, for the three and six months ended June 30, 2025, the Company reimbursed Aggia for all operating costs related to Sadot Agri-Foods of $0.7 million and $1.5 million, respectively. For the three and six months ended June 30, 2024, the Company reimbursed Aggia for all operating costs related to Sadot Agri-Foods of $1.0 million and $2.1 million, respectively.

On September 19, 2024, the Company received a loan from a related party, in an arm’s length transaction, of $0.6 million, with a discount of $0.1 million, that matured on April 10, 2025. The maturity was extended until July 18, 2028 for an increase in principal of $0.3 million, which was the same terms as an unrelated party loan extension. This maturity has been extended until December 31, 2025, for immediate payment of $0.1 million towards principal balance, which was the same terms as an unrelated party loan extension, see Note 23 – Subsequent events for additional details.

On March 26, 2025, SGI launched Sadot South Korea and retained a 70% controlling interest. The entity that owns the 30% non-controlling interest, is 50% owned by one of our former board members. In addition, she is paid compensation for her services in Sadot South Korea. As of June 30, 2025, 55,886 shares of stock were issued to the board member as compensation for services related to Sadot South Korea from January 6, 2025 through June 30, 2025.

On November 20, 2025, the Company entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Aggia LLC FZ (“Aggia”). Pursuant to the Settlement Agreement, the Company and Aggia agreed to terminate the Services Agreement dated as of November 14, 2022, as amended (collectively, the “Agreement Documents”), and to fully settle, compromise, and discharge all claims, debts, obligations, and liabilities arising out of or related to the Agreement Documents. In full and complete satisfaction of the debt and termination of the Agreement Documents, the Company agreed to issue to Aggia, or to Aggia’s designees, an aggregate of 1,050,000 shares of the Company’s common stock, par value $0.0001 per share (the “Settlement Shares”) and make a payment of $75,000. The issuance of 257,000 Settlement Shares (the “Initial Shares”) will occur within five business days following the execution of the Settlement Agreement. The issuance of the remaining 793,000 Settlement Shares (the “Subsequent Shares”) is subject to obtaining requisite shareholder approval, which the Company will seek promptly by preparing and filing with the Securities and Exchange Commission all necessary proxy materials and/or other disclosures and using commercially reasonable efforts to obtain such approval at its next annual or special meeting of shareholders. If shareholder approval is not obtained by March 31, 2026, the obligation to issue the Subsequent Shares will be suspended until such approval is obtained, and the Company will continue to seek approval at subsequent meetings. The Company commit it will not issue any Subsequent Shares under the Settlement Agreement unless and until the requisite shareholder approval under Nasdaq Rule 5635(d) has been obtained. Apart from the initial issuance of Initial Shares (which is below the 19.99% threshold), no further Settlement Shares will be issued without such shareholder approval. The Settlement Shares will be allocated pro rata among Aggia’s designated assignees as set forth in the Settlement Agreement. The Settlement Agreement also terminates any related ancillary documents, including promissory notes issued thereunder (which will be deemed cancelled and satisfied in full upon issuance of the Settlement Shares), and eliminates any ongoing obligations under the Agreement Documents, such as services, compensation, board nomination rights, managing member representative roles, non-compete, confidentiality, or other covenants. The Settlement Agreement includes mutual releases of all claims related to the Agreement Documents and prior transactions between the parties, as well as customary representations and warranties, confidentiality provisions, governing law (State of Texas), dispute resolution (exclusive jurisdiction in federal or state courts in Dallas County, Texas, with jury trial waiver), and other miscellaneous terms.

The Company will continue to monitor and evaluate its related party transactions to ensure that they are conducted in accordance with applicable laws and regulations and in the best interests of the Company and its shareholders. We have entered into indemnification agreements with each of our directors and entered into such agreements with certain of our executive officers.

These agreements require us, among other things, to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Nevada law.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 295 E. Renfro Street, Suite 300, Burleson, Texas 76028 in writing not later than October 26, 2026 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date). We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2026 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before January 9, 2027 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date) and the stockholder satisfies the other requirements of Rule 14a-4(c)(2).

If the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders’ proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If we first receive notice of the matter after January 9, 2027, and the matter nonetheless is permitted to be presented at the 2025 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the virtual Annual Meeting, please vote as soon as possible using one of the methods described in the proxy materials to ensure your shares are represented.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Sadot Group Inc., at 832-604-9568 or by email at IR@Sadotco.com.

2024 ANNUAL REPORT

Our 2024 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Proxy Statement can access our 2024 Annual Report, including our Annual Report on Form 10-K for 2024, in accordance with the Notice, proxy card, or voter instruction form you receive..

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Sadot Group Inc., 295 E. Renfro Street, Suite 300, Burleson, Texas 76028.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Burleson, Texas	Chagay Ravid
February 23, 2026	Chief Executive Officer

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF SADOT
GROUP INC.

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1.	Entity information: Name of entity as on file with the Nevada Secretary of State:

Sadot Group Inc.

Entity or Nevada Business Identification Number (NVID): NV20191617342

2.	Restated or Amended and Restated Articles:

(Select one)

(If amending and restating only, complete section 1, 2, 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

●	Restated or Amended and Restated Articles must be included with this filing type.

3.	Type of Amendment Filing Being Completed:

(Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box)

☐ incorporators

☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

X Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

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The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: _____%

☐ Officer’s Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.

☐ Dissolution

☐ The purpose of the entity has been amended.

☐ Merger

☐ The authorized shares have been amended.

☐ Conversion

☐ Other: (specify changes)

●	Officer’s Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Revised 1/1/2019

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

4.	Effective Date and Time: (Optional)

Date: ______

Time: ______

(must not be later than 90 days after the certificate is filed)

5.	Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

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☐ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Article 3 - Authorized Stock is hereby amended as follows:

(attach additional page(s) if necessary)

6.	Signature: (Required)

X ___________________

Signature of Officer or Authorized Signer

___________________

Title

X ___________________

Signature of Officer or Authorized Signer

___________________

Title

*if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:

(attach additional page(s) if necessary)

Exhibit A

The aggregate number of shares which the Corporation shall have the authority to issue is 260,000,000 shares, consisting of 250,000,000 shares of Common Stock, $0.0001 par value per share, and 10,000,000 shares of Preferred Stock, $0.0001 par value per share. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. The Preferred Stock may be issued from time to time in one or more series, with such designations, preferences, limitations, and relative rights as the Board of Directors may determine.

This form must be accompanied by appropriate fees.

Revised: 1/1/2019

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ANNEX B

SADOT GROUP, INC.

2025 Equity Incentive Plan

Purpose. The purpose of the Sadot Group, Inc. 2025 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout this Plan:

“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award or Performance Compensation Award granted under this Plan.

I “Award Agreement” means an agreement made and delivered in accordance with Section 15(a) of this Plan evidencing the grant of an Award hereunder.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a repeated failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate of the Company by the Participant; (C) the commission by the Participant of an act or omission involving fraud, embezzlement, misappropriation or dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company or that is otherwise likely to be injurious to the business or reputation of the Company or its Affiliates; or (D) the Participant’s conviction of, indictment for, or pleading guilty or nolo contendere to, any (x) felony or (y) other crime involving fraud or moral turpitude. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:i) A tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

1

(ii) The Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Committee, in its discretion, determine otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iii) The Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iv) A Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

(v) The individuals who, as of the date hereof, constitute the members of the Board (the “Current Board Members”) cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least a majority of the members of the Board unless such change is approved by the Current Board Members.

For purposes of this Section 2(g), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company. If the timing of payments provided under an Award Agreement is based on or triggered by a Change in Control then, to extent necessary to avoid violating Section 409A, a Change in Control must also constitute a Change in Control Event as defined under Section 409A.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j) “Common Shares” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(k) “Company” means Sadot Group Inc., a Nevada corporation, together with its successors and assigns.

(l) “Current Board Members” has the meaning given such term in the definition of “Change in Control.”

(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

2

(n) “Disability” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) “Disability” as defined in any employment or consulting agreement or similar document or policy in effect between the Participant and the Company or an Affiliate or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Disability” contained therein), the inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of three (3) consecutive months or for an aggregate of six (6) months in any twelve (12) consecutive month period. The determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.

(o) “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance issued by any governmental authority under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Common Shares on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, provided that if the Common Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Section 409A.

(u) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w) “Indemnifiable Person” shall have the meaning set forth in SectioI(e) of this Plan.

(x) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Option” means an Award granted under Section 7 of this Plan.

(aa) “Option Period” has the meaning given such term in SecIn 7(c) of this Plan.

(bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(cc) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

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(dd) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(ee) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ff) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(ii) “Person” has the meaning given such term in the definition of “Change in Control.”

(jj) “Plan” means this Sadot Group, Inc. 2025 Equity Incentive Plan, as amended from time to time.

(kk) “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and/or an Affiliate and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (B) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five years).

(ll) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(nn) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(oo) “SAR Period” has the meaning given such term in Ition 8(c) of this Plan.

(pp) “Section 409A” means Section 409A of the Code (together with all Treasury Regulations, guidance, compliance programs, and other interpretative authority thereunder.

(qq) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(rr) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

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(ss) “Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(tt) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of Common Shares on the Date of Grant.

(uu) “Subsidiary” means, with respect to any specifierson:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv) “Substitute Award” has the meaning given such term ISection 5(e).

(ww) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3. Effective Date; Duration. The Plan shall be effective on , 2026, the date on which it is approved by the stockholders of the Company, which date shall be within twelve (12) months before or after the date of the Plan’s adoption by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be , 2033, the tenth anniversary of the date on which the Plan was approved by the stockholders of the Company; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4. Admtration.

(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of thisIan.

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(c) The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted.

(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder Ithe Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this ; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons. No more than five percent (5%) of the aggregate number of Common Shares available for issuance pursuant to Section 5(b) hereof may be granted pursuant to Awards that are eligible to vest prior to the first anniversary of the Date of Grant. No Participant shall be eligible to receive or accrue dividends or dividend equivalent rights with respect to the Common Shares subject to an unvested Award, including without limitation, an Award of Stock Appreciation Rights or Restricted Stock Units.

(b) Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of 7,000,000 Common Shares.

(c) Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof; and (iv) shares purchased in the open market using proceeds received upon the exercise of an Option.

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(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combinationI the foregoing.

(e) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

(f) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in thian.

7. Options.

(a) Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par vaI per Common Share.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in aard Agreement:

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(i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shallain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), or, with respect to an Incentive Stock Option, three (3) months following such termination, but not later than the expiration of the Option Period;

(B) for directors, officers and employees of the Company only, for six (6) months following termination of employment or service by reason of such Participant’s Retirement, or, with respect to an Incentive Stock Option, three (3) months following such termination, but not later than the expiratiIof the Option Period;

(C) ninety (90) days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(ii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the forIing provisions of Section 7(c) and consistent with the requirements of applicable law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and/or foreign income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common ShIs shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

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8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Exercise Price per Common Share for each Option granted in connection with a SAR shall not be less than 100% of the Fair Market Value of such share deImined as of the Date of Grant.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by Committee in an Award Agreement:

(i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of suAR shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;

(B) for directors, officers and employees of the Company only, for six (6) months following termination of employment or service by reason of such Participant’s Retirement, but not later thIthe expiration of the SAR Period;

(C) ninety (90) days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(ii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shallIke the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

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9. Rected Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, that holders of Restricted Stock may not vote or receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

(b) Restricted Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. No Participant shall have voting rights with respect to any Awards of Restricted Stock. A Participant holding Restricted Stock granted hereunder shall not have the right to receive dividends on the Restricted Stock during the Restriction Period. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without furtI obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement, the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

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11. Performance Compensation Awards.

(a) Generally. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to certain Eligible Persons to qualify for an exemption under Section 162(m) of the Code. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceIg sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria may be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (iIa change in the Company’s fiscal year.

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(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by, or in service to, the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including, without limitation, adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals). All adjustments shall be made in good faith compliance with Section 409A.

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13. Effect of Change in Control. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall specify otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards (excluding the security deliverable upon settlement of the Awards), including, in the case of Options, substitution by the surviving company or corporation or its parent of restricted stock or other equity, which may be subject to substantially the same vesting and/or forfeiture terms as such Options, in an amount equal to the intrinsic value of such Options; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the exIt not so exercised within the relevant period; and (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Common Shares, other property or any combination thereof) as determined in the sole discretion of the Committee and which value may be zero; provided, that, in the case of Options and Stock Appreciation Rights or similar Awards, (x) such fair value may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Common Shares subject to such Awards (or, if no such consideration is paid, the Fair Market Value of the Common Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Exercise Price or Strike Price, as applicable, with respect to such Awards or the portion thereof being canceled (or if no such excess, zero), and (y) to the extent that the Options, Stock Appreciation Rights or similar Awards are not then vested, such excess may be paid in restricted stock or other equity, which may be subject to substantially the same vesting and/or forfeiture terms as such Options, Stock Appreciation Rights or similar awards, in an amount equal to the intrinsic value of such Options, Stock Appreciation Right similar Awards.

14. Amendments and Termination.

(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q), Section 5(b), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any national securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effeIve without the consent of the affected Participant.

(c) Prohibition on Repricing. Subject to Section 5, the Committee shall not, without the approval of the stockholders of the Company (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the faarket value per share of Common Stock.

15. General.

(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committe.

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(b) Nontransferability; Trading Restrictions.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii) The terms of any Award transferred in accordance with subparagraph (ii) above shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreeIt to such restrics as the Committee may determine.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Committee, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

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(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such Ieement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder l such shares have been issued or dered to that person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

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(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to the conflict of laws provisions.

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(p) Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding Isubstantially all of the assets and business of the Company.

(r) Code Section 162(m) Approval. If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. In no event shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant under Section 409A or any damages for failing to comply with Section 409A. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter. Any remaining payments of nonqualified deferred compensation shall be paid without delay and at the time or times such payments are otherwise scheduled to be made. A termination of employment or service shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment or service, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of service,” or like terms shall mean “separation from service.”

(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

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 ANNEX C

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 23, 2025, between Sadot Group Inc., a Nevada corporation (the “Company”), and the purchaser identified on the signature pages hereto (including its successors and assigns, “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to Purchaser, and Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1        Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Applicable Laws” shall have the meaning ascribed to such term in Section 3.1(nn).

“Authorization” shall have the meaning ascribed to such term in Section 3.1(nn).

“BHCA” shall have the meaning ascribed to such term in Section 3.1(ii).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or London or any day on which banking institutions in the State of New York or London are authorized or required by law or other governmental action to close.

“Closing” means a closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the second (2nd) Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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“Company Counsel” means Fleming PLLC.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(mm).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(ii).

“GAAP” means U.S. generally accepted accounting principles.

“Hazardous Substances” shall have the meaning ascribed to such term in Section 3.1(mm).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(z).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Share Purchase Price” equals $6.14 (or $6.1399 in the case of the Pre-funded Warrants), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PFIC” shall have the meaning assigned to such term in Section 3.1(kk).

“Placement Agent” means Digital Offering LLC.

“Pre-funded Warrants” means pre-funded warrants to purchase shares of Common Stock at an exercise price equal to $0.0001 per share, in the form attached hereto as Exhibit A.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition) pending or, to the Company’s knowledge, threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Prospectus” means the final base prospectus filed for the Registration Statement.

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“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to Purchaser at the Closing.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Statement” means the effective registration statement on file with Commission on Form S-3 (File No. 333-283813), which registers the sale of the Common Stock.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means Common Stock and Pre-funded Warrants to be purchased on the Closing Date pursuant to Section 2.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issuable pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Common Stock).

“Subscription Amount” means, as to Purchaser in respect of the Securities, the aggregate amount to be paid for Common Stock or Pre-funded Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant Shares” means the shares of Common Stock underlying the Pre-funded Warrants, if any.

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ARTICLE II.

PURCHASE AND SALE

2.1       Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrently with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and Purchaser agrees to purchase, Securities in an amount equal to Purchaser’s Subscription Amount. Such Purchaser’s Subscription Amount shall be made available for “Delivery Versus Payment” (“DVP”) settlement with the Company and the Company shall instruct the transfer agent to deliver to Purchaser its Securities, and the Company and Purchaser shall deliver the other items set forth in Section 2.2 deliverable at such Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Lucosky Brookman LLP or such other location as the parties shall mutually agree. Unless otherwise directed by the Placement Agent, settlement of the Common Stock shall occur via DVP (i.e., on the Closing Date, the Company shall issue the Securities registered in Purchaser’s name and address and released by the transfer agent directly to the account(s) identified by Purchaser; upon receipt of such Securities, and payment therefor shall be made by the Purchaser (or its clearing firm) by wire transfer to the Company.

2.2        Deliveries.

(a)       On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Purchaser the following:

(i)       this Agreement duly executed by the Company;

(ii)       a legal opinion of Company Counsel, in the form reasonably acceptable to the Purchaser;

(iii)       the Company shall have provided Purchaser with the Company’s wire instructions on Company letterhead and executed by the Company’s Chief Executive Officer or Chief Financial Officer;

(iv)       subject to the last sentence of Section 2.1, a copy of the irrevocable instructions to the Depositary instructing the Depositary to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Securities equal to Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(v)       Lock-up Agreements, in form and substance reasonably acceptable to Purchaser, executed by each officer and director of the Company;

(vi)      Officer’s Certificate, in form and substance satisfactory to Purchaser;

(vii)      the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act); and

(viii)     a Pre-Funded Warrant, if applicable.

(b)       On or prior to the Closing Date, Purchaser shall deliver or cause to be delivered to the Company, the following:

(i)       this Agreement duly executed by such Purchaser; and

(ii)       such Purchaser’s Subscription Amount, which shall be made available for “Delivery Versus Payment” settlement with the Company.

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2.3        Closing Conditions.

(a)       The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)       the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)       all obligations, covenants and agreements of Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)      the delivery by Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)       The obligation of Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)       the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)       all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)     the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)      there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)       from the date hereof to the Closing Date, trading in the Company’s securities shall not have been suspended by the Commission or any Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(vi)       at no time during the period beginning on the execution of this Agreement through and ending on and including the Closing shall the Company have publicly announced any material negative information; and

(vii)       no stop order suspending the effectiveness of the Registration Statement or any post- effective amendment thereto has been issued under the Securities Act.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to Purchaser:

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(a)       Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue capital stock. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b)       Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing, and, if applicable under the laws of the jurisdiction in which they are formed, in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each of the Subsidiaries has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose in all material respects as described in the Registration Statement and SEC Reports and to own or lease its properties. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws, memorandum and articles of association or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect. The term “Material Adverse Effect” means an effect, change, event or occurrence that, alone or in conjunction with any other or others: (i) has or would reasonably be expected to have a material adverse effect on: (A) the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, or (B) the legality, validity or enforceability of any Transaction Document, (ii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or (iii) would result in the Prospectus or any amendment thereto containing a misrepresentation within the meaning of applicable securities laws; provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and of itself, to constitute a Material Adverse Effect.

(c)       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)       No Conflicts. Except as set forth in Schedule 3.1(d), the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws memorandum and articles of association or other organizational or charter

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documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)       Filings, Consents and Approvals. Except as set forth in Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to and approvals by each applicable Trading Market for the listing of the applicable Securities for trading thereon in the time and manner required thereby, and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)       Issuance of the Securities; Registration. The Shares and the Warrant Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of Shares and the Warrant Shares. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on August 29, 2024, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus Supplement with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The agreements and documents described in the Registration Statement conform in all material respects to the descriptions thereof contained or incorporated by reference therein and there are no agreements or other documents required by the Securities Act and the regulations thereunder to be described in the Registration Statement or to be filed with the Commission as exhibits to the Registration Statement or to be incorporated by reference in the Registration Statement that have not been so described or filed or incorporated by reference. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to or incorporated by reference in the Registration Statement or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except

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(x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder except for a default or event which would not reasonably be expected to result in a Material Adverse Effect). To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

(g)       Capitalization. The equity capitalization of the Company is as set forth on Schedule 3.1(g). Except as set forth on Schedule 3.1(g) hereto, the Company has not issued any capital stock since its most recently filed Form 10-Q. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g) and as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue Common Stock or other securities to any Person (other than Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws where applicable, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)       SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports or incorporated by reference in the Registration Statement and Prospectus comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i)      Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically set forth on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j)       Litigation. Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(j) (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.1(j), neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)       Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non- competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l)       Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case of (i), (ii) and (iii) as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)       Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)       Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(o)       Intellectual Property. The Company and each of its subsidiaries owns or possesses the valid right to use all (i) patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses and trade secret rights (collectively, “Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) that, to the Company’s knowledge, are necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the Registration Statement and the Prospectus. Neither the Company nor any of its subsidiaries has received any opinion from its legal counsel concluding that any activities of its business infringes, misappropriates, or otherwise violates, valid and enforceable Intellectual Property Rights of any other person. Neither the Company nor any of its subsidiaries has received written notice of any challenge, which is to their knowledge still pending, by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or exclusively licensed by the Company or its subsidiaries. To the Company’s knowledge, the Company’s and its respective subsidiaries’ businesses as now conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus do not and will not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. Except as disclosed in the Registration Statement and Prospectus, to the Company’s knowledge, there are no third parties who have rights to any Intellectual Property Rights described in the Registration Statement and the Prospectus as being owned by or exclusively licensed to the Company (collectively, “Company Intellectual Property Rights”), including no liens, security interests, or other encumbrances, except for customary reversionary rights of third-party licensors with respect to Intellectual Property Rights that are disclosed as licensed to the Company or one or more of its subsidiaries. To the Company’s knowledge, there is no infringement by third parties of any Company Intellectual Property Rights. To the Company’s knowledge, there are no material defects in any of the patents or patent applications

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included in the Company Intellectual Property Rights disclosed in the Registration Statement and the Prospectus as being owned by or exclusively licensed to the Company. To the Company’s knowledge, all licenses for the use of the Company Intellectual Property Rights described in the Registration Statement and the Prospectus as exclusively licensed to the Company or its subsidiaries (collectively, “Company In- Licenses”) are valid, binding upon and enforceable by or against the Company or its subsidiaries and by or against the other parties thereto in accordance with their terms. The Company and each of its subsidiaries has complied in all material respects with all Company In-Licenses, and is not in breach of any Company In- License. Neither the Company nor any of its subsidiaries has received written notice of any asserted or threatened claim of breach of any Company In-License, and the Company has no knowledge of any breach by any other person of any Company In-License. Except as described in the Prospectus, there is no pending, and the Company has not received written notice of any threatened, action, suit, proceeding, or claim against the Company or any of its subsidiaries (i) alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license or other intellectual property right or franchise right of any person; or (ii) challenging the validity, enforceability, or scope of any Company Intellectual Property Rights owned by, and to the Company’s knowledge, exclusively licensed to the Company, including no interferences, oppositions, reexaminations, or government proceedings, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding, or claim. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard the Company Intellectual Property Rights, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignments with their employees, and to the Company’s knowledge, no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non- solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company. To the Company’s knowledge, the duty of candor and good faith as required by the United States Patent and Trademark Office during the prosecution of the United States patents and patent applications included in the Company Intellectual Property Rights owned by the Company have been complied with; and in all foreign offices having similar requirements, all such requirements have been complied with. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of its subsidiaries’ right to own, use, or hold for use any of the Company Intellectual Property Rights described in the Registration Statement and the Prospectus as owned by or licensed to the Company for use in the conduct of the business of the Company or its subsidiaries as currently conducted. The Company has at all times complied with all applicable U.S. or non-U.S. laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. Except where such claim would not reasonably be expected to have a Material Adverse Effect, no claims have been asserted or threatened in writing against the Company alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. The Company and each of its subsidiaries has taken all necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company or any of its subsidiaries and which relate to the Company’s business. All key employees have signed confidentiality and invention assignment agreements with the Company.

(p)       Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. Such renewal may result in a significant increase in cost.

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(q)       Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(q), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r)       Sarbanes-Oxley; Internal Accounting Controls. Except as provided in the SEC Reports, the Company and the Subsidiaries and their respective officers and directors are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed Form 10-Q under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-Q under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s)       Certain Fees. Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Other than for Persons engaged by Purchaser, if any, Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)       Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u)       Registration Rights. Except with respect to the purchasers in the concurrent private placement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

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(v)       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in Schedule 3.1(v), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements other than bid price requirement described below. The Common Stock is currently eligible for electronic transfer through The Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to The Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(w)       Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Purchaser as a result of Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and Purchaser’s ownership of the Securities.

(x)       Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that Purchaser makes no nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y)       No Integrated Offering. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z)       Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets do not exceed the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, Schedule 3.1(z) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed by the Company in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others to third parties, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(aa) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(bb) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(cc) Accountants. The Company’s current independent registered public accounting firm is as set forth in the Prospectus. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(dd) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to Purchaser’s purchase of the Securities. The Company further represents to Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.12 hereof), it is understood and acknowledged by the Company that: (i) Purchaser has not been asked by the Company to agree, nor has Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) Purchaser, and counter-parties in “derivative” transactions to which any Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(ff) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(gg) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(hh) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(ii) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(kk) PFIC Status. The Company does not believe it is a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and does not believe it is likely to become a PFIC.

(ll) Stamp or Other Tax. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Placements Agents or Purchaser are payable in the United Kingdom or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Securities to or for the sale and delivery by the Securities to Purchaser.

(mm) Environmental Laws. The handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other

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property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, would not have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary, except as would not, individually or in the aggregate, have a Material Adverse Effect. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Except as disclosed in the Prospectus, neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, which, in any case (individually or in the aggregate), would have a Material Adverse Effect. The Company and each Subsidiary has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure or remediation of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

(nn) Regulatory. The studies, tests and preclinical studies or clinical trials conducted by or on behalf of the Company and its subsidiaries that are described in the Registration Statement and the Prospectus (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with applicable laws and regulations including all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company including, without limitation the Federal Food, Drug and Cosmetic Act (21 U.S.C. §301 et seq.), the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, and any successor government programs and comparable state and foreign laws, regulations relating to good clinical practices and good laboratory practices and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company (collectively, the “Applicable Laws”).The descriptions of the results of the Company Studies and Trials contained in the Registration Statement and the Prospectus are accurate in all material respects; the Company has no knowledge of any other studies or trials not described in the Prospectus, the results of which materially call into question the results described or referred to in the Prospectus; and the Company has not received any written notices or correspondence from the FDA, the EMA or comparable U.S. or non-U.S. governmental authorities of competent jurisdiction requiring the termination, suspension or material modification of any Company Studies and Trials where such termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect. Neither the Company, nor its subsidiaries nor to the Company’s knowledge, any of their respective directors, officers, employees or agents is debarred, suspended or excluded, or has been convicted of any crime that would result in a debarment, suspension or exclusion from any U.S. federal or state government health care program or human clinical research The Company (i) has not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting noncompliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (ii) possess all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iii) have

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not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened; (iv) have not received any written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take, action to limit, suspend, materially modify or revoke any Authorizations nor is any such limitation, suspension, modification or revocation threatened; (v) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.

3.2       Representations and Warranties of Purchaser. Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)       Organization; Authority. Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of Purchaser. Each Transaction Document to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)       Understandings or Arrangements. Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(c)       Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)       Experience of Such Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(e)       Access to Information. Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to Purchaser.

(f)       Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares order to effect Short Sales or similar transactions in the future.

(g)     Reserved.

(h)       No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i)       Brokers. Except as set forth on Schedule 3.2(i) or in the Prospectus Supplement, no agent, broker, investment banker, person or firm acting in a similar capacity on behalf of or under the authority of Purchaser is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, for which the Company or any of its Affiliates after the Closing could have any liabilities in connection with this Agreement, any of the transactions contemplated by this Agreement, or on account of any action taken by Purchaser in connection with the transactions contemplated by this Agreement.

(j)       Independent Advice. Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.

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The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1       Securities. The Securities shall be issued free of legends.

4.2       Furnishing of Information; Public Information. Until Purchaser owns no Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. As long as Purchaser owns any Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for Purchaser to sell the Securities, including without limitation, under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act, including without limitation, within the requirements of the exemption provided by Rule 144.

4.3       Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4       Securities Laws Disclosure; Publicity. The Company shall (a) by 8:30 a.m. (New York City time) on September 17, 2025, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to Purchaser that it shall have publicly disclosed all material, non-public information delivered to Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and Purchaser or any of its Affiliates on the other hand, shall terminate. The Company and Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Purchaser, or without the prior consent of Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser, or include the name of Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Purchaser with prior notice of such disclosure permitted under this clause (b).

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4.5       Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Purchaser.

4.6       Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to Purchaser without Purchaser’s consent, the Company hereby covenants and agrees that Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 8-K. The Company understands and confirms that Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7       Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and repayment of debt and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

4.8       Indemnification of Purchaser. Subject to the provisions of this Section 4.8, the Company will indemnify and hold Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser Party in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). In addition, subject to the provisions of this Section 4.8, the Company will indemnify Purchaser Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser

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Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9       Listing of Shares. The Company hereby agrees to use commercially reasonable best efforts to maintain the listing or quotation of the Common Stock on each Trading Market on which each is currently listed, and concurrently with the Closing, the Company shall submit a listing of additional shares notification form to the Nasdaq Stock Market LLC with respect to the Shares and the Warrant Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and the Warrant Shares, and will take such other action as is necessary to cause all of the Securities to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to use commercially reasonable efforts to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.10      Reserved.

4.11      Reserved.

4.12       Certain Transactions and Confidentiality. Purchaser, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) Purchaser makes no representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) Purchaser shall not have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.13       Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws.

4.14       QEF Election. If the Company becomes a PFIC, upon request of Purchaser at any time and from time to time, the Company will promptly provide the information necessary for Purchaser to make a QEF Election with respect to the Company and will cause each direct and indirect subsidiary that the Company controls to provide such information to Purchaser with respect to such subsidiary.

ARTICLE V.

MISCELLANEOUS

5.1       Termination. This Agreement may be terminated by Purchaser by written notice to the Company, if the Closing Date has not been occurred on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2       Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to Purchaser.

5.3       Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd)Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 8-K.

5.5       Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6       Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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5.7       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser (other than by merger). Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

5.8       No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of Purchaser in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10       Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.11       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.13       Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; .

5.14       Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16       Payment Set Aside. To the extent that the Company makes a payment or payments to Purchaser pursuant to any Transaction Document or Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17       Reserved.

5.18       Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day or Business Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day or Business Day, as the case may be.

5.19       Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.20       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SADOT GROUP INC.		Address for Notice:
By	/s/Paul Sansom	Email:
	Name: Paul Sansom	Fax:
Title: CFO

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO SADOT GROUP INC.
SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Helena Global Investment Opportunities I Ltd. Signature of Authorized Signatory of Purchaser: /s/Jeremy Weech Name of Authorized Signatory: Jeremy Weech Title of Authorized Signatory: Managing Partner Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory: Address for Notice to Purchaser:

Subscription Amount: $500,000
Common Stock: 44,370

Pre-funded Warrants: 37,063

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur no later than the second (2nd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

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EXHIBIT A

Form of Pre-Funded Warrant

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

SADOT GROUP INC.

Warrant Shares: _______	Initial Exercise Date: _____ , 2025
Issue Date: _____ , 2025

This PRE-FUNDED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [ ] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date referred to above as the Initial Exercise Date (the “Initial Exercise Date”) until this Warrant is exercised in full (the “Termination Date”) but not thereafter, to subscribe for and purchase from SADOT GROUP INC., Nevada corporation (the “Company”), up to shares of common stock (as subject to adjustment hereunder, the “Warrant Shares”), par value $0.0001 per share (the “Common Stock”) of the Company. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated September 23, 2025, between the Company and the purchasers party thereto.

Section 2. Exercise.

a)       Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or e- mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the unpaid portion of the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)       Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The

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Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per share of Common Stock under this Warrant shall be $0.0001, subject to adjustment hereunder (the “Exercise Price”).

c)       Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)= as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X)= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock are then listed or quoted on The New York Stock Exchange, the NYSE American or any tier of The Nasdaq Stock Market (each, a “Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock are then listed or quoted as reported by Bloomberg L.P. (“Bloomberg”) (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock are listed or quoted on the OTCQB or OTCQX (each as operated by OTC Markets Group, Inc., or any successor market), the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock are not then listed or quoted for trading on the OTCQB or OTCQX Markets and if prices for the Common Stock are then reported in the OTC Pink Market published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a Common Stock as determined by an independent appraiser selected in good faith by the Board of Directors of the Company and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked onto the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2(c).

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d)	Mechanics of Exercise.

i.

Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company by the Holder of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii.

Delivery of New Warrants Upon Exercise at Option of Holder. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. For avoidance of doubt, the Holder shall not be required to surrender this Warrant certificate upon a partial exercise of this Warrant.

iii.

Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

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iv.	Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.	Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)       Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise

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analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b)       Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c)       Pro Rata Distribution. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution (other than cash) of stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

d)       Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this

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Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

e)       Calculations. All calculations under this Section 3 shall be made to the nearest hundredth of a cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f)	Notice to Holder.

i.

Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

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ii.

Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a)       Transferability. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)       New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)       Warrant Register. The Company shall register this Warrant, upon records to be maintained by or on behalf of the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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Section 5. Miscellaneous.

a)       No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b)       Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)       Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)       Authorized Shares.

i.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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iii.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)       Governing Law; Venue. This Warrant shall be deemed to have been executed and delivered in New York and both this Warrant and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York applicable to agreements wholly performed within the borders of such state and without regard to the conflicts of laws principals thereof (other than Sections 5-1401 and 5-1402 of The New York General Obligations Law). Each of the Holder and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Holder and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Holder mailed by certified mail to the Holder’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Holder, in any such suit, action or proceeding. THE HOLDER (ON BEHALF OF ITSELF, ITS SUBSIDIARIES AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT HOLDER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT.

f)       Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)       Notices. Any and all notices or other communications or deliveries to be provided hereunder shall be made in accordance with Section 11 of the Underwriting Agreement.

i)       Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)       Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)       Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)       Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder of this Warrant, on the other hand.

m)       Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)       Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SADOT GROUP INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

TO: SADOT GROUP INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)	Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)	Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:

(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature: __________________________

Holder’s Address: ___________________________

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ANNEX D

SENIOR CONVERTIBLE NOTE

NEITHER THIS INSTRUMENT NOR THE INSTRUMENTS INTO WHICH THIS INSTRUMENT IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS INSTRUMENT AND THE INSTRUMENTS ISSUABLE UPON CONVERSION OF THIS INSTRUMENT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH INSTRUMENTS. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 17(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE INSTRUMENTS ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), MICHAEL ROPER, A REPRESENTATIVE OF THE COMPANY HEREOF WILL, BEGINNING TEN (10) DAYS AFTER THE ISSUANCE DATE OF THIS NOTE, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i). MICHAEL ROPER MAY BE REACHED AT MICHAEL.ROPER@SADOTCO.COM.

SADOT GROUP INC.

SENIOR CONVERTIBLE NOTE

Issuance Date: December 3, 2024	Original Principal Amount: U.S. $3,750,000.00
Maturity Date: December 4, 2025	Original Issue Discount: U.S. $750,000.00
Purchase Price: U.S. $3,000,000.00

FOR VALUE RECEIVED, Sadot Group Inc., a Nevada corporation (the “Company”), hereby promises to pay to [__] or its registered assigns (the “Holder”) in cash and/or in shares of common stock (“Common Stock”) the amount set forth above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, or as increased pursuant to Section 4(b), the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Convertible Note (including all Senior Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Convertible Notes issued pursuant to the Purchase Agreement on the Closing Date (collectively, the “Notes” and such other Senior Convertible Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 28.

(1)ORIGINAL ISSUE DISCOUNT; PAYMENTS OF PRINCIPAL; PREPAYMENT. The Company acknowledges and agrees that this Note was issued at an original issue discount. On the Maturity Date, if any portion of this Note remains outstanding, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, and any accrued and unpaid Late Charges (as defined in Section 23(b)) on such Principal. The “Maturity Date” shall be December 4, 2025, as may be extended at the option of the Holder (x) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) or any event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) that with the passage of time and the failure to cure would result in an Event of

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Default and/or (y) through the date that is ten (10) Business Days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal, or accrued and unpaid Late Charges on Principal, if any.

(2) CONVERSION OF NOTES. At any time or times after the Issuance Date, this Note shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 3.

(a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert all or any portion of the outstanding and unpaid Conversion Amount into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i) “Conversion Amount” means the sum of (A) the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, and (B) accrued and unpaid Late Charges, if any, with respect to such Principal.

(ii) “Conversion Price” means, as of any Conversion Date or other date of determination, $4.10, subject to adjustment as provided herein.

(c) Mechanics of Conversion.

(i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by electronic mail (or otherwise deliver), for delivery on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (a “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), but without delaying the Company’s requirement to deliver shares of Common Stock on the applicable Share Delivery Date (as defined below), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft, destruction or mutilation in compliance with the procedures set forth in Section 17(b)). No ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice be required. On or before the first (1st) Trading Day following the date of delivery of a Conversion Notice, the Company shall transmit by electronic mail a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case, following the date on which the Holder has delivered the applicable Conversion Notice to the Company (a “Share Delivery Date”), the Company shall (x) provided that the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and (A) the applicable Conversion Shares are subject to an effective resale registration statement in favor of the Holder or (B) if converted at a time when Rule 144 would be available for resale of the applicable Conversion Shares by the Holder, credit such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, or (y) if (A) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or (B) the applicable Conversion Shares are not subject to an effective resale registration statement in favor of the Holder and, if converted at a time when Rule 144 would not be available for resale of the applicable Conversion Shares by the Holder, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically

2

surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than two (2) Business Days after delivery of this Note and at its own expense, issue and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the applicable Conversion Date, irrespective of the date such Conversion Shares are credited to the Holder’s account with DTC or the date of delivery of the certificates evidencing such Conversion Shares, as the case may be. The Company’s obligations to issue and deliver shares of Common Stock in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. While any Notes are outstanding, the Company shall use a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or no reason, on or prior to the applicable Share Delivery Date to issue and deliver a certificate to the Holder, if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or if converted, at a time when the applicable Conversion Shares are not subject to an effective resale registration statement in favor of the Holder and Rule 144 would not be available for resale of the applicable Conversion Shares by the Holder, or credit the Holder’s balance account with DTC, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and (a) the applicable Conversion Shares are subject to an effective resale registration statement in favor of the Holder or (b) if converted at a time when Rule 144 would be available for resale of the applicable Conversion Shares by the Holder, for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount (a “Conversion Failure”), then (A) the Company shall pay cash to the Holder for each Trading Day of such Conversion Failure in an amount equal to 1.5% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the applicable Share Delivery Date and to which the Holder is entitled, and (2) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise. In addition to the foregoing, if the Company shall fail on or prior to the applicable Share Delivery Date to issue and deliver a certificate to the Holder if (A) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or (B) the applicable Conversion Shares are not subject to an effective resale registration statement in favor of the Holder and, if converted at a time when Rule 144 would not be available for resale of the applicable Conversion Shares by the Holder, or credit the Holder’s balance account with DTC if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and (A) the applicable Conversion Shares are subject to an effective resale registration statement in favor of the Holder or (B) if converted at a time when Rule 144 would be available for resale of the applicable Conversion Shares by the Holder, for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount or on any date of the Company’s obligation to deliver shares of Common Stock as contemplated pursuant to clause (y) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to issue and deliver such certificate or credit the Holder’s balance account with DTC for the shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of the applicable Conversion Amount shall terminate, or (y) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific

3

performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon conversion of this Note as required pursuant to the terms hereof.

(iii) Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the Principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by the Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate Principal amount as the Principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 17. Notwithstanding anything to the contrary in this Section 3(c)(iii), the Holder may assign any Note or any portion thereof to an Affiliate of the Holder or a Related Fund of the Holder without delivering a request to assign or sell the Note to the Company and the recordation of such assignment or sale in the Register (a “Related Party Assignment”); provided, that (x) the Company may continue to deal solely with such assigning or selling Holder unless and until the Holder has delivered a request to assign or sell the Note or portion thereof to the Company for recordation in the Register; (y) the failure of such assigning or selling Holder to deliver a request to assign or sell the Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale and (z) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the “Related Party Register”) comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, and Late Charges, if any, converted and/or paid (as the case may be) and the dates of such conversions, and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion. If the Company does not update the Register to record such Principal, and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from the Holder and one or more holder of Other Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of this Note and/or the Other Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from the Holder and each holder of Other Notes electing to have Notes converted on such date, a pro rata amount of such holder’s portion of the Note and its Other Notes submitted for conversion based on the Principal amount of this Note and principal amounts of the Other Notes submitted for conversion on such date by such holder relative to the aggregate Principal amount of this Note and all Other Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(d) Beneficial Ownership Conversion Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not issue any shares of Common Stock pursuant to the terms of this Note, and the Holder shall not have the right to any shares of Common Stock otherwise issuable pursuant to the terms and conditions of this Note and any such issuance shall be null and void and treated as if never made, to the extent that after giving effect to such issuance, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable pursuant to the terms of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable (i) pursuant to the terms of

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the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of the other Attribution Parties and (ii) upon exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the Other Notes) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 3(d). For purposes of this Section 3(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire pursuant to the terms of the Note without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (ii) a more recent public announcement by the Company or (iii) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 3(d), to exceed the Maximum Percentage, the Holder shall notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of this Note would result in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership would exceed the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio and any portion of the Conversion Amount so converted shall be reinstated, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Notes that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 3(d) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Note.

(3) RIGHTS UPON EVENT OF DEFAULT.

(a) Event of Default. The occurrence and continuance of each of the following events or failure to comply therewith shall constitute an “Event of Default” and each of the events described in clauses (vii) and (viii) shall also constitute a “Bankruptcy Event of Default”:

        (i)the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be filed within on or prior to the date that is fifteen (15) days after the applicable Filing Date (as defined in the Registration Rights Agreement) or to be declared effective by the SEC on or prior to the date that is thirty (30) days after the applicable Effectiveness Date (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Instruments in accordance

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with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of fifteen (15) consecutive days or for more than an aggregate of thirty (30) days in any 365-day period (other than as permitted pursuant to the Registration Rights Agreement);

(ii) the suspension of the Common Stock from trading on an Eligible Market for a period of two (2) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period or the failure of the Common Stock to be listed on an Eligible Market;

(iii) the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or (B) notice, written or oral, to the Holder or any holder of the Other Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of this Note or any Other Notes into shares of Common Stock that is tendered in accordance with the provisions of this Note or the Other Notes, other than pursuant to Section 3(d) (and analogous provisions under the Other Notes);

(iv) at any time following the fifth (5th) consecutive Business Day that the Holder’s Authorized Share Allocation (as defined in Section 9(a)) is less than the Holder’s Pro Rata Amount of the Required Reserve Amount (as defined in Section 9(a));

(v) the Company’s failure to pay to the Holder any amount of Principal, Late Charges, Redemption Price or other amounts when and as due under this Note or any other Transaction Document, except, in the case of a failure to pay Late Charges when and as due, in which case only if such failure continues for a period of at least an aggregate of two (2) Business Days;

(vi) any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries other than with respect to this Note or any Other Notes;

(vii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a bankruptcy voluntary case, (B) consents to the entry of an order for relief against it in an involuntary bankruptcy case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(ix) a final judgment or judgments for the payment of money aggregating in excess of $750,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is (A) covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $750,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment or (B) judgements that are commodity trade related;

(x) other than as specifically set forth in another clause of this Section 4(a), the Company or any of its Subsidiaries breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if such breach continues for a period of at least an aggregate of five (5) Business Days;

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(xi) any breach or failure in any respect to comply with either Sections 13 or 14 of this Note;

(xii) any material damage to, or loss, theft or destruction of a material amount of property of the Company, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance would reasonably be expected to have a Material Adverse Effect;

(xiii) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Event of Default has occurred;

(xiv) any Material Adverse Effect occurs;

(xv) the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion or exercise (as the case may be) of any Instruments (as defined in the Purchase Agreement) (including this Note) as and when required by such Instruments or the Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) Trading Day;

(xvi) the electronic transfer by the Company of shares of Common Stock through the Depository Trust Company or another established clearing corporation is no longer available or is subject to a “chill”;

(xvii) any Event of Default (as defined in the Other Notes) occurs and continues with respect to any Other Notes, or

(xviii) the Company fails to timely file any report required to be filed under Section 13 or 15(d) of the Exchange Act, excluding Form 8-Ks, and any such report is not filed within thirty (30) days after its original due date.

(b) Redemption Right. At any time within thirty (30) calendar days after the earlier of the Holder’s receipt of an Event of Default Notice (as defined in Section 14(f)) and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (an “Event of Default Redemption”) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to require the Company to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the greater of (x) the product of (A) the Redemption Premium and (B) the Conversion Amount being redeemed and (y) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding such Event of Default and ending on the date the Holder delivers the Event of Default Redemption Notice, by (II) the lowest Conversion Price in effect during such period, in addition to any and all other amounts due hereunder (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 10. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3(d), until the Event of Default Redemption Price is paid in full, the Conversion Amount submitted for redemption under this Section 4(b) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Event of Default redemption premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(c) Redemption upon Bankruptcy Event of Default. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon the occurrence and continuance

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of any Bankruptcy Event of Default, whether occurring prior to or following the Maturity Date, the Company shall immediately pay to the Holder an amount in cash representing all outstanding Principal, and accrued and unpaid Late Charges, if any, on such Principal, in addition to any and all other amounts due hereunder (the “Bankruptcy Event of Default Redemption Price”), without the requirement for any notice or demand or other action by the Holder or any other Person; provided that the Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Event of Default, in whole or in part, and any such waiver shall not affect any other rights of the Holder hereunder, including any other rights in respect of such Bankruptcy Event of Default, any right to conversion, and any right to payment of the Event of Default Redemption Price or any other Redemption Price, as applicable. Redemptions required by this Section 4(c) shall be made in accordance with the provisions of Section 10.

(d) Default Provisions. Upon an Event of Default, the Principal amount of this Note shall automatically increase by an amount equal to twenty percent (20%) of the Original Principal Amount as a default penalty. Additionally, fifty percent (50%) of the net proceeds from any future capital raises, whether through debt or equity, shall be allocated toward the repayment of the outstanding balance of this Note, including the increased Principal, penalties, and fees. Payments shall be applied in the following order: first, to any outstanding penalties or fees; and second, to the repayment of the Principal balance. This allocation shall continue until the entire outstanding balance of this Note is fully repaid.

(4) RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a) Assumption. If, at any time while this Note is outstanding, the Company, directly or indirectly, in one or more related transactions effects any Fundamental Transaction or a Fundamental Transaction occurs or is consummated, then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 3(d) on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 3(d) on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Note (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Note and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Note and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Note.

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(b) Redemption Right. No sooner than twenty-five (25) days nor later than twenty (20) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via electronic mail and overnight courier to the Holder (a “Change of Control Notice”) setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date (as defined in Section 10(a)) if then known. At any time during the period beginning on the earlier to occur of (x) any oral or written agreement by the Company or any of its Subsidiaries, upon consummation of which the transaction contemplated thereby would reasonably be expected to result in a Change of Control, (y) the Holder becoming aware of a Change of Control and (z) the Holder’s receipt of a Change of Control Notice and ending twenty-five (25) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem (a “Change of Control Redemption”) all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to require the Company to redeem. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the greater of (x) the product of (A) the Redemption Premium and (B) of the Conversion Amount being redeemed and (y) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (x) the consummation of the Change of Control and (y) the public announcement of such Change of Control and ending on the date the Holder delivers the Change of Control Redemption Notice, by (II) the lowest Conversion Price in effect during such period (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 10 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Change of Control redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(5) DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS.

(a) Distribution of Assets. If the Company shall, on or after the Subscription Date, declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property, Options, evidence of Indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then the Holder will be entitled to such Distribution as if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution to be held similarly in abeyance) to the same extent as if there had been no such limitation).

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(b) Purchase Rights. If at any time on or after the Subscription Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(6) ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price will be subject to adjustment from time to time as provided in this Section 7.

(a) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Voluntary Adjustment by Company. Subject to the rules and regulations of the Principal Market or such other principal securities exchange or trading market on which the Common Stock is then listed, the Company may at any time during the term of this Note, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(7) NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

(8) RESERVATION OF AUTHORIZED SHARES.

(a) Reservation. From and after the date the Issuance Date, the Company shall reserve a number of authorized and otherwise unreserved shares of Common Stock to satisfy its obligation to issue shares of Common Stock pursuant to the terms of this Note and the Other Notes equal to the maximum number of Conversion Shares issuable pursuant to the terms of the Notes (without regard to any limitation in Section 3(d) on the conversion of this Note) (the “Required Reserve Amount”). So long as any of this Note and the Other Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock the Required Reserve Amount solely for the purpose of issuing shares of Common Stock pursuant to the terms of this Note and the Other Notes. The initial number of shares of Common Stock reserved for issuances pursuant to the terms of this Note and the Other Notes and each increase in the number of shares so reserved shall be allocated pro rata among the Holder and the holders of the Other Notes based on the Principal amount of this Note and the Other Notes held by each holder at the Closing (as defined in the Purchase Agreement) (the “Authorized Share

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Allocation”). In the event that a holder shall sell or otherwise transfer this Note or any of such holder’s Other Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation with respect to the portion of the Notes being transferred. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the Holder and the remaining holders of Other Notes, pro rata based on the Principal amount of this Note and the Other Notes then held by such holders.

(b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if during any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. If, upon any conversion of this Note, the Company does not have sufficient authorized shares to deliver in satisfaction of such conversion, then unless the Holder elects to rescind such attempted conversion, the Holder may require the Company to pay to the Holder within two (2) Trading Days of the applicable attempted conversion, cash in an amount equal to the product of (i) the number of shares of Common Stock that the Company is unable to deliver pursuant to this Section 9, and (ii) the highest Closing Sale Price of the Common Stock during the period beginning on the date of the applicable Conversion Date and ending on the date the Company makes the applicable cash payment.

(9) REDEMPTIONS.

(a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within three (3) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice; provided that upon a Bankruptcy Event of Default, the Company shall deliver the applicable Bankruptcy Event of Default Redemption Price in accordance with Section 4(c) (as applicable, the “Event of Default Redemption Date”). If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder (i) concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and (ii) within three (3) Business Days after the Company’s receipt of such notice otherwise (such date, the “Change of Control Redemption Date”). The Company shall pay the applicable Redemption Price to the Holder in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company on the applicable due date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay a Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 17(d)) to the Holder representing such Conversion Amount to be redeemed and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided and (B) the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

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(b) Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) or pursuant to corresponding provisions set forth in the Other Notes (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to the Holder by electronic mail a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem, a pro rata amount from the Holder and each holder of the Other Notes based on the Principal amount of this Note and the Other Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

(c) Insufficient Assets. If upon a Redemption Date, the assets of the Company are insufficient to pay the applicable Redemption Price, the Company shall (i) take all appropriate action reasonably within its means to maximize the assets available for paying the applicable Redemption Price, (ii) redeem out of all such assets available therefor on the applicable Redemption Date the maximum possible portion of the applicable Redemption Price that it can redeem on such date, pro rata among the Holder and the holders of the Other Notes to be redeemed in proportion to the aggregate Principal amount of this Note and the Other Notes outstanding on the applicable Redemption Date and (iii) following the applicable Redemption Date, at any time and from time to time when additional assets of the Company become available to pay the balance of the applicable Redemption Price of this Note and the Other Notes, the Company shall use such assets, at the end of the then current fiscal quarter, to pay the balance of such Redemption Price of this Note and the Other Notes, or such portion thereof for which assets are then available, on the basis set forth above at the applicable Redemption Price, and such assets will not be used prior to the end of such fiscal quarter for any other purpose. The Company shall pay to the Holder the applicable Redemption Price without regard to the legal availability of funds unless expressly prohibited by applicable law or unless the payment of the applicable Redemption Price could reasonably be expected to result in personal liability to the directors of the Company.

(10) VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

(11) RANK. Other than the Permitted Loans, all payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries.

(12) NEGATIVE COVENANTS. Except as noted below, until all of the Notes have been converted, redeemed or otherwise satisfied in full in accordance with their terms, the Company shall not, and the Company shall not permit any of its Subsidiaries without the prior written consent of the Required Holders to, directly or indirectly by merger or otherwise:

(a) incur, guarantee or assume any Indebtedness, other than Permitted Indebtedness;

(b) from and after the Debt Repayment Date, suffer to exist any Indebtedness, other than Permitted Indebtedness;

(c) allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens;

(d) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than this Note and the Other

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Notes), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing;

(e) intentionally left blank;

(f) declare or pay any cash dividend or distribution on any Equity Interest of the Company or of its Subsidiaries other than wholly-owned Subsidiaries;

(g) make, any change in the nature of its business as described in the Company’s most recent Annual Report filed on Form 10-K with the SEC or modify its corporate structure or purpose; or

(h) encumber, license or otherwise allow any Liens on any Intellectual Property Rights, including, without limitation, any claims for damage by way of any past, present, or future infringement of any of the foregoing, in each case, other than Permitted Liens;

(i) enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, license, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof; or

(j) issue any Notes or issue any other securities that would cause a breach or default under the Notes; or

(k)(f) redeem or repurchase any Equity Interest of the Company.

(13) AFFIRMATIVE COVENANTS. Until all of the Notes have been converted, redeemed or otherwise satisfied in full in accordance with their terms, the Company shall, and the Company shall cause each Subsidiary to, unless otherwise agreed to by the Required Holders, directly and indirectly:

(a) maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary;

(b) maintain and preserve all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder;

(c) take all action necessary or advisable to maintain all of the Intellectual Property Rights that is necessary or material to the conduct of its business in full force and effect;

(d) maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated;

(e )cause such Subsidiary formed on or after the Subscription Date to execute, and deliver to each holder of Notes a guaranty agreement in form and substance reasonably acceptable to the Required Holders;

(f) promptly, but in any event within one (1) Business Day, notify the Holder and the holders of the Other Notes in writing whenever an Event of Default (an “Event of Default Notice”), and simultaneously with the

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delivery of such notice to the Holder and the holders of the Other Notes, file a Current Report on Form 8-K with the SEC to state such fact; and

(g) on or prior to the Debt Repayment Date, pay off all Indebtedness, other than Permitted Indebtedness.

(14) VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any exchange, change or amendment or waiver of any provision to this Note or any of the Other Notes. Any exchange, change, amendment or waiver by the Company and the Required Holders shall be binding on the Holder of this Note and all holders of the Other Notes. The Holder hereby acknowledges and agrees that any action taken pursuant to this Section may result in, or be perceived to result in, a disproportionate impact on the Holder compared to the impact of such action on one or more holder(s) of Other Notes. This provision constitutes a separate right granted to each of the holders of Notes by the Company and shall not in any way be construed as such holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise.

(15) TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 4.1 of the Purchase Agreement.

(16) REISSUANCE OF THIS NOTE.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 17(d) and subject to Section 3(c)(iii)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but without any obligation to post a surety or other bond) and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 17(d)) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, and (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Late Charges, if any, on the Principal of this Note, from the Issuance Date.

(17) REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit the Holder’s right to pursue actual and

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consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion, redemption and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(18) PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the purchase price paid for this Note was less than the original Principal amount hereof.

(29) CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(20) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

(21) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price or the Closing Sale Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall pay the applicable Redemption Price that is not disputed or shall cause the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed, and the Company shall submit the disputed determinations or arithmetic calculations via electronic mail within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via electronic mail (a) the disputed determination of the Closing Bid Price or the Closing Sale Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed, or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(22) NOTICES; PAYMENTS.

(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 5.4 of the Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company shall give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price,

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setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America via wire transfer of immediately available funds to an account designated by the Holder; provided, that the Holder, upon written notice to the Company, may elect to receive a payment of cash in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the signature pages attached to the Purchase Agreement). Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount of Principal or other amounts due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15.0%) per annum from the date such amount was due until the same is paid in full (“Late Charges”).

(23) CANCELLATION. After all Principal, and any other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled and shall not be reissued, sold or transferred.

(24) WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Purchase Agreement.

(25) GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth on the Company’s signature page attached to the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.

THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(26) Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the

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Company and the Holder as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Company or the Holder or the practical realization of the benefits that would otherwise be conferred upon the Company or the Holder. The Company and the Holder will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(27) DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

(28) CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)”Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

(b)”Attribution Parties” means, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Person whose beneficial ownership of the Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(c)”Bloomberg” means Bloomberg Financial Markets.

(d)”Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day.

(e)”Calendar Quarter” means each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

(f) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are the holders of a majority of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

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(g) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported on the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock during the applicable calculation period.

(h) “Closing Date” shall have the meaning set forth in the Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Purchase Agreement.

(i) “Common Stock” means (i) the Company’s shares of common stock, par value $0.0001 per share, and (ii) any capital stock into which such Common Stock shall be changed or any capital stock resulting from a reorganization, recapitalization or reclassification of such Common Stock.

(j) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(k) “Conversion Shares” means shares of Common Stock issuable by the Company pursuant to the terms of any of the Notes, including any related Late Charges so converted.

(l) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(m) “Debt Repayment Date” means December 4, 2025.

(n) “Eligible Market” means the Principal Market, The New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market or the NYSE American.

(o) “Equity Interests” means (a) all shares of capital stock (whether denominated as common capital stock or preferred capital stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, Options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge

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with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(r) “GAAP” means United States generally accepted accounting principles, consistently applied during the periods involved.

(s) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(t) “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “finance leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business consistent with past practice), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, is classified as a finance lease, (vii) all

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indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (vii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

(u) “Intellectual Property Rights” shall have the meaning ascribed to such term in the Purchase Agreement.

(x) “Material Adverse Effect” shall have the meaning ascribed to such term in the Purchase Agreement.

(y) “Options” means any rights, warrants or options to subscribe for or purchase (i) shares of Common Stock or (ii) Convertible Securities.

(aa) “Permitted Loans” means (A) a traditional bank line of credit with a federally regulated bank in the U.S. or Canada with available credit up to $25,000,000 in the first twelve (12) months from the Closing Date, (B) the loan from a related party of $0.6 million, with a discount of $0.1 million, that matures in six months from September 19, 2024, which is secured by all Pokemoto asset, (C) the Convertible Promissory Note in the principal amount of $1.4 million, which is secured by all Pokemoto assets and (D) Standard Merchant Cash Advance Agreement with Cedar Advance LLC providing for the sale of receivables in the amount of $3.2 million.

(bb) “Permitted Indebtedness” means (i) Indebtedness evidenced by this Note and the Other Notes, (ii) trade payables incurred in the ordinary course of business and consistent with past practice, (iii) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Required Holders and approved by the Required Holders in writing, and which Indebtedness (a) does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (b) includes terms and conditions acceptable to the Required Holders, (iv) Indebtedness in the aggregate, secured by Permitted Liens described in clauses (iv) of the definition of Permitted Liens and (v) Permitted Loans by the Company.

(cc) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (viii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ix), (ix) Liens arising pursuant to the Permitted Loans and (x) Liens arising from account receivable financing or factoring.

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(dd) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(ee) “Principal Market” means the Nasdaq Capital Market.

(ff) “Pro Rata Amount” means a fraction (i) the numerator of which is the Subscription Amount (as defined in the Purchase Agreement) paid by the initial Holder of this Note to the Company pursuant to the Purchase Agreement and (ii) the denominator of which is the aggregate Subscription Amounts paid by all the Purchasers to the Company pursuant to the Purchase Agreement.

(gg) “Purchase Agreement” means that certain securities purchase agreement dated as of the Subscription Date by and among the Company and the investors listed on the signature pages attached thereto pursuant to which the Company issued the Notes, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(hh) “Purchaser” shall have the meaning ascribed to such term in the Purchase Agreement.

(ii) “Redemption Dates” means, collectively, the Event of Default Redemption Dates and the Change of Control Redemption Dates, as applicable, each of the foregoing, individually, a Redemption Date.

(jj) “Redemption Notices” means, collectively, the Event of Default Redemption Notices and the Change of Control Redemption Notices, each of the foregoing, individually, a Redemption Notice.

(kk) “Redemption Premium” means 125%.

(ll) “Redemption Prices” means, collectively, the Event of Default Redemption Prices and the Change of Control Redemption Prices, each of the foregoing, individually, a Redemption Price.

(mm) “Registrable Instruments” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(nn) “Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the Purchasers relating to, among other things, the registration of the resale of the shares of Common Stock issuable upon conversion of the Notes.

(oo) “Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(pp) “Related Fund” means, with respect to any Person, a fund or account managed by such Person or an Affiliate of such Person.

(qq) “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

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(rr) “SEC” means the United States Securities and Exchange Commission.

(ss) “Securities Act” means the Securities Act of 1933, as amended.

(tt) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the principal securities exchange or securities market on which the Common Stock is then traded as in effect on the date of delivery of the applicable Conversion Notice.

(uu) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(vv) “Subscription Date” means December 2, 2024.

(ww) “Subsidiary” shall have the meaning ascribed to such term in the Purchase Agreement.

(xx) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded.

(yy) “Transaction Documents” shall have the meaning ascribed to such term in the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

Sadot Group Inc.

By:
Name:
Title:

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EXHIBIT I

SADOT GROUP INC.

CONVERSION NOTICE

Reference is made to the Senior Convertible Note (the “Note”) issued to the undersigned by Sadot Group Inc., a Nevada corporation (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.0001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted or number of Conversion Shares to be issued upon conversion:

Please confirm the following information:

Conversion Price:

If Aggregate Conversion Amount is provided above, number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

Address:

Electronic Mail:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Authorization:

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By:

Title:

Dated:

Account Number: (if electronic book entry transfer)

Transaction Code Number: (if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Pacific Stock Transfer Company to issue the above indicated number of shares of Common Stock.

Sadot Group Inc.

By:
Name:
Title:

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ANNEX E

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOTE [OR ANY CERTIFICATES EVIDENCING SECURITIES ISSUED UPON CONVERSION OF THIS NOTE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THE ISSUE PRICE OF THIS NOTE IS $1,375,000

THE ORIGINAL ISSUE DISCOUNT IS $275,000

Principal Amount: $1,375,000	Issue Date: October 22, 2024
Purchase Price: $1,100,000

PROMISSORY NOTE

FOR VALUE RECEIVED, SADOT GROUP INC., a Nevada corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of Target Capital 1, LLC, a Arizona Corporation, or registered assigns (the “Holder”) the sum of $1,375,000 together with any interest as set forth herein, on April 10, 2025 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof from the date hereof (the “Issue Date”) as set forth herein. This Note may be prepaid in whole or in part. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid (“Default Interest”). All payments due hereunder (to the extent not converted into common stock, $0.0001 par value per share (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which this Note was originally issued (the “Purchase Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

Article I. GENERAL TERMS

1.1       Interest. Interest shall be payable on the Maturity Date. Interest hereunder shall be paid as set forth herein to the Holder or its assignee in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes in cash or, in the Event of Default, at the Option of the Holder, converted into share of Common Stock as set forth herein.

1.2       Payment. The principal shall be paid in full on the Maturity Date.

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The Company shall have a five (5) day grace period with respect to each payment. The Company has right to prepay in full at any time with no prepayment penalty. All payments shall be made by bank wire transfer to the Holder’s wire instructions, attached hereto as Exhibit A. For the avoidance of doubt, a missed payment shall be considered an Event of Default.

Article II. CERTAIN COVENANTS

2.1       Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business in one or a series of transactions which would render the Borrower a “shell company” as such term is defined in Rule 144 (as defined herein); provided, however, upon the sale of Poke or its assets, all proceeds shall be used to repay the Holder hereunder.

Article III. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1       Failure to Pay Principal and Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise and such breach continues for a period of five (5) days after written notice from the Holder.

3.2       Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of twenty (20) days after written notice thereof to the Borrower from the Holder.

3.3       Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.4       Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.5       Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower on or after the Issue Date.

3.6       Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on the Nasdaq Global Market, Nasdaq Capital Market or the New York Stock Exchange (collectively, the “Exchanges”).

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3.7       Failure to Comply with the Exchange Act. The Borrower shall fail to materially comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.8       Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.9 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.10 Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC at any time after 180 days after the Issuance Date for any date or period until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.11        Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

Upon the occurrence and during the continuation of any Event of Default pursuant to Section 3.1, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, the then outstanding principal amount of this Note plus accrued and unpaid interest on the unpaid principal amount of this Note (collectively, the “Balance”) within three (3) business days of the date of the Section 3.1 default (the “Default Payment Deadline”). If the Balance is not paid by the Default Payment Deadline or upon the occurrence and during the continuation of any other Event of Default, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to 150% times the sum of (i) the Balance plus (ii) Default Interest, if any, on the Balance plus (iii) any amounts owed to the Holder pursuant to Article IV hereof (collectively (i), (ii) and (iii), the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

Article IV. CONVERSION RIGHTS

4.1        Conversion Right. After the occurrence of an Event of Default, at any time, the Holder shall have the right, to convert all or any part of the outstanding and unpaid amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price determined as provided herein (a “Conversion”) provided that such Conversions in the aggregate may not exceed 4.9% of the Borrower’s outstanding shares of Common Stock as of the Issue Datef. Further, in no event shall the Holder be entitled

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to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The beneficial ownership limitations on conversion as set forth in the section may NOT be waived by the Holder. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit B(the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 4.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”); however, if the Notice of Conversion is sent after 6:00pm, New York, New York time the Conversion Date shall be the next business day. The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 4.4 hereof. Notwithstanding anything in this Agreement to the contrary, and in addition to the limitations set forth herein, if the Borrower has not obtained Shareholder Approval, the Borrower shall not issue a number of shares of Common Stock under this Agreement, which when aggregated with all other securities that are required to be aggregated for purposes of Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date of definitive agreement with respect to the first of such aggregated transactions (the “Conversion Limitation”). For purposes of this section, “Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market LLC (or any successor entity) from the shareholders of the Company with respect to the issuance of the shares under this Agreement that, when taken together with any other securities that are required to be aggregated with the issuance of the shares issued under this Agreement for purposes of Rule 5635(d) of the Nasdaq Stock Market LLC (“Rule 5635(d)”), would exceed 19.99% of the issued and outstanding common stock as of the date of definitive agreement with respect to the first of such aggregated transactions. “Principal Market” means the Exchanges, the quotation platforms maintained by the OTC Markets Group) or an equivalent replacement exchange, and all rules and regulations relating to such exchange. Upon the occurrence of an Event of Default pursuant to Section 3.6 hereof, the Conversion Limitation shall no longer apply to limit the issuance of shares in conversion of this Note.

4.2       Conversion Price. For the period beginning on the date of this Note and ending on the date which is one hundred eighty (180) days following such date (the “Initial Conversion Period”), the Conversion Price shall mean the greater of: (i) the Floor Price; and (ii) the Variable Conversion Price. Following the Initial Conversion Period, the Conversion Price shall mean, as of the date of conversion, the Variable Conversion Price (as defined herein and subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any

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subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The Floor Price shall mean $0.2366 (the closing price for the Common Stock on the date prior to the date of this Note ($0.3155) multiplied by 75%). The “Variable Conversion Price” shall mean 80% multiplied by the Market Price (as defined herein) (representing a discount rate of 20%). (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the or applicable exchange or trading market (the “Trading Market”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the Trading Market is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the Trading Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

4.3       Authorized Shares. The Borrower covenants that during the period that the Note is outstanding, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved three times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Note in effect from time to time initially 2,488,743 shares) (the “Reserved Amount”). The Reserved Amount shall be increased (or decreased) from time to time (and in the case of each payment received by the Holder hereunder) in accordance with the Borrower’s obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under this Note.

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4.4       Method of Conversion.

(a)       Mechanics of Conversion. As set forth in Section 4.1 hereof, at any time following an Event of Default, and during the continuation thereof, the balance due pursuant to this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 4.4(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder).

(b)       Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion.

(c)       Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 4.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt subject to the terms hereof and applicable rules of the Principal Market (as defined hereinbelow) (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations hereunder, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion.

(d)       Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions set forth herein, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit and Withdrawal at Custodian (“DWAC”) system.

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(e)       Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline due to willful and purposeful action and/or inaction of the Borrower, the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock (the “Fail to Deliver Fee”); provided; however that the Fail to Deliver Fee shall not be due if the failure is a result of a third party (i.e., transfer agent; and not the result of any failure to pay such transfer agent) despite the best efforts of the Borrower to effect delivery of such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 4.4(e) are justified.

4.5        Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless: (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the transfer agent to the Borrower) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule) (“Rule 144”); or (iii) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 4.5 and who is an Accredited Investor (as defined in the Purchase Agreement).

Any restrictive legend on certificates representing shares of Common Stock issuable upon conversion of this Note shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if the Borrower or its transfer agent shall have received an opinion of counsel from Holder’s counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the transfer agent to the Borrower, to the effect that (i) a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected; or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act; or otherwise may be sold pursuant to an exemption from registration. In the event that the Company does not reasonably accept the opinion of counsel (which is acceptable to the transfer agent to the Borrower) provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration (such as Rule 144), it will be considered an Event of Default pursuant to this Note.

4.6       Effect of Certain Events.

(a)       Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall be deemed to be an Event of Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III). “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

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(b)       Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 4.6(b) unless (a) it first gives, to the extent practicable, ten (10) days prior written notice (but in any event at least five (5) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Note. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c)       Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

Article V. Miscellaneous

5.1       Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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5.2       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

SADOT GROUP INC.

295 E. Renfro Street, Suite 209

Burleson, Texas 76107

Attn: Chief Executive Officer

Email: michael.roper@sadotco.com

If to the Holder:

Target Capital 1, LLC

Attn: Dmitriy Shapiro

Email: shapiro.dmitriy@gmail.com

5.3       Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4       Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities and Exchange Commission). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; and may be assigned by the Holder without the consent of the Borrower.

5.5       Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

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5.6       Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the United States Federal Court located in the Northern District of Texas. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any objection or defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The Holder shall be entitled to recover from the Borrower its reasonable attorney’s fees and costs incurred in connection with or related to any Event of Default by the Company, as defined in Article III hereof. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof or any agreement delivered in connection herewith. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, any agreement or any other document delivered in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.7       Purchase Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement.

5.8       Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without any bond or other security being required.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer on the date first set forth above.

SADOT GROUP INC.

By:
Michael Roper
Chief Executive Officer

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EXHIBIT A – WIRE INSTRUCTIONS

Bank Name: Wells Fargo

Bank Address: 420 Montgomery St. San Franscisco, Ca 94104

Routing Number: 121000248

Beneficiary Account Number: 4074402025

Beneficiary: Sadot Group Inc

Mailing Address: 295 E. Renfro Street, Suite 209 Burleson, Texas 76107

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EXHIBIT B -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of SADOT GROUP INC., a Delaware corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of October 11, 2024 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:

Account Number:

[ ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Date of conversion:
Applicable Conversion Price:	$
Number of shares of common stock to be issued pursuant to conversion of the Notes:
Amount of Principal Balance due remaining under the Note after this conversion:

By:
Name:	Dmitriy Shapiro
Title:	Managing Partner
Date:

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ANNEX F

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “Agreement”) is entered into as of November 20, 2025 (the “Effective Date”), by and between Sadot Group Inc., a Nevada corporation (formerly known as Muscle Maker, Inc.) with its principal place of business at 295 E. Renfro Street, Suite 209, Burleson, Texas 76028 (Nasdaq: SDOT) (“Sadot”), and AGGIA LLC FZ, a company organized under the laws of the United Arab Emirates with itsprincipal place of business at [Business Centre 1, M Floor The medan hotel , Nad Al sheba , Dubai , UAE ] (“Aggia”). Sadot and Aggia are sometimes referred to herein individually as a “Party” and collectively as the “Parties.

RECITALS

WHEREAS, SadotGroup Inc. (formerly Muscle Maker Inc.) entered into that certain Services Agreement dated as of November 14, 2022 (the “Services Agreement”), as amended by Addendum 1 dated as of November 17, 2022 (“Addendum 1”) and further amended by Addendum 2 dated as of June 30, 2025 (collectively, the “Agreement Documents”), pursuant to which Aggia provided certain consulting and advisory services to Sadot in connection with strategic advisory, business development, creation and management of departments and teams, acquisition of assets, and other services related to the business of delivering food farm to table, wholesaling food, and engaging in the purchase and sale of physical food commodities (the “Business”);

WHEREAS, the Parties have threatened litigation to address their claimed issues and liabilities owed;

WHEREAS, under the Agreement Documents and related transactions, including the issuance of any promissory notes and other obligations, Sadot and Aggia are seeking to terminate their relationship and settle all matters to avoid potentially costly litigation;

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WHEREAS, the Parties desire to fully and finally settle, compromise, and discharge all claims, debts, obligations, and liabilities arising out of or related to the Agreement Documents including any rights to board nominations, management representation, or other governance provisions under the Agreement Documents;

WHEREAS, in full and final settlement of any and all debts, obligations, and liabilities that may be owed by Sadot to Aggia or by Aggia to Sadot, and in consideration of the termination of the Agreement Documents, Sadot has agreed to (i) issue to Aggia, or to Aggia’s designees as directed by Aggia, an aggregate of 1,050,000 shares of Sadot’s common stock, par value $0.0001 per share (the “Common Stock”), subject to obtaining any required shareholder approval (the “Shares”), (ii) pay to Aggia an additional $75,000 in cash consideration, and (iii) acknowledge and confirm that all payments previously made to Aggia are final, valid, and non-refundable;

WHEREAS, the Parties intend for the issuance of the Shares to be pro rata among Aggia’s designated assignees as set forth in Schedule A attached hereto, with such pro rata allocation to apply to the Initial Issuance (as defined below) and Aggia is to provide the designated assignees up to 7 days prior to any subsequent issuance of shares.

WHEREAS, the Parties desire to terminate the Agreement Documents effective as of the Effective Date, with no further obligations thereunder, including but not limited to any ongoing services, compensation, board nomination rights, managing member representative roles, or other covenants, and to provide each other with a full and mutual release of all claims related thereto;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

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1.	Termination of Agreement Documents

1.1      Effective as of the Effective Date, the Agreement Documents are hereby terminated in their entirety, and neither Party shall have any further rights, duties, or obligations thereunder, except as expressly provided in this Agreement. Without limiting the foregoing, any services obligations, payment obligations (other than the issuance of the Shares as consideration hereunder), board nomination rights under Section 2 of the Services Agreement, managing member representative provisions under Section 3(c) of the Services Agreement, compensation provisions under Section 5 of the Services Agreement, non-compete, confidentiality, or other covenants under the Agreement Documents shall cease and be of no further force or effect. For clarity, any rights of Aggia to nominate Designated Directors to the Board of Directors of Sadot, or to appoint a Managing Member Representative, are hereby irrevocably terminated and waived.

1.2      Any related agreements contemplated by the Agreement Documents, including the Limited Liability Company Operating Agreement of Sadot LLC (as amended and subsequently terminated upon merger), any promissory notes issued thereunder (the “Notes”), the Lock-Up Agreement, and any other ancillary documents (collectively, the “Ancillary Documents”), are hereby terminated to the extent they relate to obligations under the Agreement Documents, except as necessary to effectuate the releases and share issuance herein. Any outstanding Notes shall be deemed cancelled and satisfied in full upon issuance of the Shares.

2.	Settlement Payment via Issuance of Shares and cash consideration

2.1       Initial Issuance. Subject to the terms herein, within five (5) business days following the execution of this Agreement by both Parties, Sadot shall issue and deliver to Aggia (or to such designees of Aggia as Aggia shall direct in writing, including the assignees listed in Schedule A) an aggregate of 257,000 Shares of Common Stock (the “Initial Shares”), pro rata in accordance with the percentages set forth in Schedule A. The Initial Shares shall be issued in book-entry form, free and clear of all liens, encumbrances, and restrictions (except as provided in Section 3 below). Aggia shall provide any necessary instructions for distribution to its designees concurrently with the execution of this Agreement.Concurrently with the Initial Share issuance described above, Sadot shall pay to Aggia the sum of $75,000 by wire transfer to an account designated by Aggia in writing.

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2.2       Subsequent Issuance. Subject to receipt of the requisite shareholder approval if needed, as described in Section 2.3, within five (5) business days following such approval, Sadot shall issue and deliver to Aggia (or to such designees of Aggia as Aggia shall direct in writing) the amount of shares requested by Aggia up to an aggregate of 793,000 Shares of Common Stock (the “Subsequent Shares”), pro rata in accordance with the percentages set forth in Schedule A. The Subsequent Shares shall be issued on the same terms as the Initial Shares. Provided that Aggia requests the issuance of shares such that its total holdings — including the newly issued shares — do not exceed 19.99% of Sadot’s total outstanding shares (per assignee), no shareholder approval shall be required to complete and execute such issuance

2.3       Shareholder Approval. Sadot shall, promptly following the Effective Date, prepare and file with the Securities and Exchange Commission (the “SEC”) all necessary proxy materials and/or other disclosures required under applicable securities laws to seek shareholder approval for the issuance of the Subsequent Shares (the “Shareholder Approval”) if required. Sadot shall use commercially reasonable efforts to obtain the Shareholder Approval at its next annual or special meeting of shareholders following the Effective Date, unless Aggia and any of its assigness hold less the 19.99% each where by a shareholders approval will not be required and not be a condition for this issuance . Aggia agrees to cooperate reasonably with Sadot in connection with obtaining such approval (when required), including providing any necessary representations or information. If Shareholder Approval is not obtained by March 31, 2026, this Agreement shall not terminate, but the obligation to issue the Subsequent Shares shall be in accordance with clause 2.2 , where by Aggia’s assignees will not exceed 19.99% of the total shares issued at any given time.

2.4       Consideration. The issuance of the Shares (Initial Shares and Subsequent Shares) constitutes full and complete satisfaction, settlement, and discharge of all potential debts payable by Sadot to Aggia and from Aggia to Sadot and all other obligations, claims, or liabilities of any kind owed by Sadot to Aggia or its affiliates and from Aggia to Sadot or its afiliates, including under the Agreement Documents and Ancillary Documents. Upon issuance and conclusion of the of the issuance of the total agreed upon Shares, all debts and obligations payable by Sadot to Aggia and from Aggia to Sadot shall be deemed fully paid, extinguished, and cancelled, and Aggia nor Sadot shall have no further recourse against each other with respect thereto.

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2.5       Representations Regarding Shares. Sadot represents and warrants to Aggia that the Shares, when issued in accordance with this Agreement, will be validly issued, fully paid, and non-assessable shares of Common Stock. Aggia represents and warrants to Sadot that it is acquiring the Shares (or directing issuance to its designees) for investment purposes only and not with a view to distribution, and that it (and its designees) are accredited investors as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or otherwise qualified to receive the Shares without registration under the Securities Act.

3.	Legends and Restrictions; Voting Agreement

3.1       The Shares shall bear such restrictive legends as may be required under applicable securities laws. The Shares shall be subject to resale restrictions under Rule 144 under the Securities Act, and Aggia (and its designees) agree not to sell, transfer, or otherwise dispose of the Shares except in compliance with applicable securities laws. Sadot shall, upon request, provide an opinion of counsel reasonably satisfactory to remove such legends when eligible under Rule 144. Any prior Lock-Up Agreement under the Agreement Documents is hereby terminated and of no further effect.

3.2

4.	Mutual Releases

4.1       Release by Aggia. Aggia, on behalf of itself and its affiliates, officers, directors, employees, agents, successors, (collectively, the “Aggia Releasing Parties”), hereby fully, finally, and irrevocably releases, acquits, and forever discharges Sadot and its affiliates, officers, directors, employees, agents, successors, and assigns (collectively, the “Sadot Released Parties”) from any and all claims, demands, actions, causes of action, suits, debts, dues, accounts, covenants, contracts, agreements, damages, costs, expenses, or liabilities of any kind whatsoever, whether known or unknown, suspected or unsuspected, arising out of or related to the Agreement Documents, the Ancillary Documents, all debts, or any other transaction between the Parties prior to the Effective Date (the “Aggia Released Claims”). Consequently, under this Settlement Agreement, Aggia is no longer owed or is entitled to any money, and all existing balances are rendered void .

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4.2       Release by Sadot. Sadot, on behalf of itself and the Sadot Released Parties, hereby fully, finally, and irrevocably releases, acquit, and forever discharge the Aggia Releasing Parties from any and all claims, demands, actions, causes of action, suits, debts, dues, accounts, covenants, contracts, agreements, damages, costs, expenses, or liabilities of any kind whatsoever, whether known or unknown, suspected or unsuspected, arising out of or related to the Agreement Documents, the Ancillary Documents, or any other transaction between the Parties prior to the Effective Date (the “Sadot Released Claims”).

4.3       Scope of Releases. The releases in this Section 4 are intended to be broad and inclusive and extend to all claims, including those under contract, tort, statute, or common law, whether known or unknown.

5.	Representations and Warranties

Each Party represents and warrants to the other that: (i) it has full power and authority to enter into this Agreement and perform its obligations hereunder; (ii) this Agreement has been duly executed and delivered and constitutes a valid and binding obligation, enforceable in accordance with its terms; (iii) the execution and performance of this Agreement do not violate any other agreement to which it is a party; and (iv) there are no actions, suits, or proceedings pending or threatened that would materially impair its ability to perform hereunder.

6.	Confidentiality

The Parties agree to keep the terms of this Agreement confidential, except as required by law (including SEC disclosure requirements) or with the prior written consent of the other Party. Notwithstanding the foregoing, Sadot may disclose this Agreement in its SEC filings as necessary.

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7.	Governing Law; Dispute Resolution

7.1      This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflict of laws principles.

7.2      Any disputes arising hereunder shall be resolved exclusively in the federal courts of the United States or the courts of the State of Texas located in Dallas County, Texas, and the Parties consent to the personal jurisdiction thereof. Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby.

8.	Miscellaneous

8.1       Entire Agreement. This Agreement constitutes the entire understanding between the Parties and supersedes all prior agreements, whether oral or written, relating to the subject matter hereof, including the Agreement Documents and Ancillary Documents.

8.2       Amendments. No amendment or waiver of any provision shall be effective unless in writing and signed by both Parties.

8.3       Severability. If any provision is held invalid or unenforceable, the remaining provisions shall remain in full force.

8.4       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Electronic signatures shall be binding.

8.5       Notices. All notices shall be in writing and delivered via email or certified mail to the addresses set forth below or as updated by notice:

If to Sadot:
Sadot Group, Inc.

Attn: Haggai Ravid

295 E. Renfro Street, Suite 209
Burleson, Texas 76028

Email:

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If to Aggia:

AGGIA LLC FZ
[ ]

Attention Sameep Sudheer Shah
Email: Sameep@aggia.net

8.6       Further Assurances. Each Party agrees to execute such further documents and take such further actions as may be reasonably necessary to effectuate the terms hereof, including the cancellation of any Notes or termination of Ancillary Documents.

8.7       Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its terms and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or equity.

8.8       Attorneys’ Fees. If any Party is required to engage in litigation against any other Party to enforce or defend any rights under this Agreement, the prevailing Party shall be entitled to recover reasonable attorneys’ fees and costs.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Sadot Group Inc.		AGGIA LLC FZ

By:		By:

Name:	Haggai Ravid	Name:	Sameep Sudheer Shah

Title:	Chief Executive Officer	Title:	Director

Date:		Date:	24.11.2025

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Schedule A Pro Rata Allocation of Shares

The Initial Shares and Subsequent Shares shall be allocated pro rata among the following assignees in the percentages set forth below. Sadot shall issue book-entries to each assignee directly upon receipt of appropriate instructions from Aggia.

Assignee	Percentage (%)
1. Mike Menashe Michaely	1 9%
2. Daniel Ollech	1 6%
3. David Ollech	1 6%
4. William Rooz	1 6%
5. Chaim Klein	1 3%
6. Chaim Rechtshafer	1 3%
7. Aavish Inc Pte Ltd	2%
8. Shira lckowicz	5%

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